[H & M Final]


[Translation]






               SECURITIES REGISTRATION STATEMENT

                   ANNUAL SECURITIES REPORT
                   (THE FOURTH FISCAL YEAR)
                      FROM: JULY 1, 1997
                       TO: JUNE 30, 1998

        AMENDMENT TO SECURITIES REGISTRATION STATEMENT

















                   PUTNAM EUROPE GROWTH FUND



















               SECURITIES REGISTRATION STATEMENT


















                   PUTNAM EUROPE GROWTH FUND
               SECURITIES REGISTRATION STATEMENT


To:  Director of Kanto Local Finance Bureau

                                                       Filing
                              Date:  December 18, 1998


Name of the Registrant Trust: PUTNAM EUROPE GROWTH FUND

Name of Trustees:             George Putnam
                              William F. Pounds
                              Jameson A. Baxter
                              Hans H. Estin
                              John A. Hill
                              Ronald J. Jackson
                              Paul L. Joskow
                              Elizabeth T. Kennan
                              Lawrence J. Lasser
                              John H. Mullin, III
                              Robert E. Patterson
                              Donald S. Perkins
                              George Putnam, III
                              A.J.C. Smith
                              W. Thomas Stephens
                              W. Nicholas Thorndike

Address of Principal Office:  One Post Office Square
                              Boston, Massachusetts 02109
                              U.S.A.

Name and Title of Registration Agent: Harume Nakano
                                      Attorney-at-Law
                                      Signature [Harume Nakano]_

                                      (Seal)

                                      Ken Miura
                                      Attorney-at-Law
                                      Signature [Ken Miura]_____

                                      (Seal)

Address or Place of Business  Kasumigaseki Building,
                              25th Floor
                              2-5, Kasumigaseki 3-chome
                              Chiyoda-ku, Tokyo

Name of Liaison Contact:      Harume Nakano
                              Ken Miura
                              Attorneys-at-Law

Place of Liaison Contact:     Hamada & Matsumoto
                              Kasumigaseki Building,
                              25th Floor
                              2-5, Kasumigaseki 3-chome
                              Chiyoda-ku, Tokyo

Phone Number:                 03-3580-3377

                            - ii -



           Public Offering or Sale for Registration



Name of the Fund Making Public          PUTNAM EUROPE GROWTH FUND
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of          Up to 30 million Class M Shares.
Foreign Investment Fund Securities    Up to the total amount obtained by
to be Publicly Offered or Sold:       aggregating the net asset value
                                      per Class M Share in respect of
                                      30 million Class M Shares
                                      (The maximum amount expected to be
                                      sold is  627.9 million U.S.
                                      dollars (73.2  billion.)


Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=116.50, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on October 30, 1998.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M
     Share as of October 30, 1998 (U.S.$20.93) by 30 million
     Class M Shares for convenience.



      Places where a copy of this Securities Registration
         Statement is available for Public Inspection


                        Not applicable.


    (Total number of pages of this Securities Registration
                       Statement is 17)



                        C O N T E N T S

                                                Japanese  This
                                                OriginalEnglish
                                                      Translation


PART I.   INFORMATION CONCERNING SECURITIES         1      1


PART II.  INFORMATION CONCERNING ISSUER             4      6

I.   DESCRIPTION OF THE FUND                        4      6

II.  OUTLINE OF THE FUND                            4      6

III. OUTLINE OF THE OTHER RELATED COMPANIES         4      6

IV.  FINANCIAL CONDITION OF THE FUND                4      6

V.   SUMMARY OF INFORMATION CONCERNING
     FOREIGN INVESTMENT TRUST SECURITIES            4      6

VI.  MISCELLANEOUS                                  4      6


PART III. SPECIAL INFORMATION                       6      8

I.   OUTLINE OF THE REGULATORY SYSTEM IN
     THE UNITED STATES                              6      8

II.  FINANCIAL CONDITIONS OF THE INVESTMENT
     MANAGEMENT COMPANY                            12     14

III. FORM OF FOREIGN INVESTMENT
     FUND SECURITIES                               12     14


PART I.                       INFORMATION CONCERNING
                              SECURITIES

1.                            NAME OF FUND: PUTNAM EUROPE GROWTH FUND

                              (hereinafter referred to as the
                              "Fund")

2.                            NATURE OF FOREIGN        Three
                              classes of shares (Class A
                              shares, Class B
                              INVESTMENT FUND SECU-    shares
                              and Class M shares) being all
                              registered
                              RITIES CERTIFICATES:
                              without par value.  In Japan,
                              Class M Shares

(hereinafter referred to as the
                              "Shares") are for public
                              offering.
                              No rating has been acquired.

3.                            NUMBER OF SHARES TO      Up to
                              30 million Shares
                              BE OFFERED FOR SALE
                              (IN JAPAN)

4.                            TOTAL AMOUNT OF          Up to
                              the total amount obtained by
                              aggregating the
                              OFFERING PRICE:
                              the respective net asset value
                              of each Share in respect of 30
                              million Shares
                              (The maximum amount expected to be
                              sold is 627.9 million U.S.
                              Dollars (73.2 billion).

    Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the larger of the net asset value per Share of Class M Shares as of October 30, 1998 ($20.93) by the number of Shares to be offered (30 million).

    Note 2: Dollar amount is translated, for convenience, at the rate of $1.00=116.50 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on October 30,
          1998).  The same applies hereinafter.

    Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounding up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5.                            ISSUE PRICE: The Net
                              Asset Value per Share next
                              calculated after the application
                              for purchase is received by the
                              Fund.

6.                            SALES CHARGE: Class M Shares:
                              Sales charge (in Japan) is 3.50% of
                              the net asset value.

          Note:     From the above amount, 0.50% of the amount
          calculated by dividing the net asset value by (1-
          0.035) and rounded to three decimal places will be retained by Putnam Mutual Funds Corp.

7.                            MINIMUM AMOUNT OR    The
                              minimum amount for purchase of
                              NUMBER OF SHARES     Shares
                              is 100 Shares.  Shares may be
                              purchased in
                              FOR SUBSCRIPTION:
                              integral multiples of 10 Shares.


8.                            PERIOD OF SUBSCRIPTION:  From:
                              January 4, 1999 (Monday)
                                                       To:
                              July 2, 1999 (Friday)

Provided that the subscription
                              is handled only on a Fund
                              Business Day and a business day
                              when securities companies are
                              open for business in Japan.

    Note:A "Fund Business Day" means a day on which the New
          York Stock Exchange is open for business.

9.                            DEPOSIT FOR SUBSCRIPTION:
                              None.

10.                           PLACE OF SUBSCRIPTION:
                              Yamatane Securities Co., Ltd.
                              (hereinafter referred to as "
                              Yamatane" or the "Distributor")
                              7-12,
                              Nihonbashi-kabutocho,
                              Chuo-ku, Tokyo

    Note:The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

11.                           DATE AND PLACE
                              Investors shall pay the Issue
                              Price and Sales
                              OF PAYMENT:              Charge
                              to Yamatane within 4 business
                              days in Japan from the day when
                              Yamatane confirms the execution
                              of the order (the "Trade Day").
                                                       The
                              total issue price for each
                              Application Day will be
                              transferred by Yamatane to the
                              account of the Fund at Putnam
                              Fiduciary Trust Company, the
                              transfer agent, within 4 Fund
                              Business Days (hereinafter
                              referred to as "Payment Date")
                              from (and including) the
                              Application Day.


12.  OUTLINE OF UNDERWRITING, ETC.:
(A) Yamatane undertakes to make a public offering of Shares in accordance with an agreement dated June 19, 1998 with Putnam Mutual Funds Corp. in connection with the sale of the Shares in Japan.
(B) Yamatane will execute or forward purchase orders and repurchase requests relating to the Shares received directly or indirectly through other sales and repurchase handling companies (together with the Distributor, hereinafter referred to as the "Sales Handling Companies") to the Fund.

Note: The "Sales Handling Company" mean a securities agent company and/or registration agent financial institution which shall conclude the agreement with a Distributor concerning agency business of shares of the Fund, act as agent for a Distributor for subscription or repurchase of shares of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of repurchase proceeds to investors, etc.
(C) The Fund has appointed Yamatane as the Agent Company in Japan.

Note: The "Agent Company" shall mean a company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and other Sales Handling Companies rendering such other services.

13.  MISCELLANEOUS:
(A)  Method of Subscription:
          Investors who subscribe to Shares shall enter into with a Sales Handling Company an agreement concerning transactions of foreign securities. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts ("Contracts") and the investors shall submit to the Sales Handling Company an application for requesting the opening of a transactions account under the Contracts. The subscription amount shall be paid in yen in principle and the yen exchange rate shall be the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription, which shall be determined by such Sales Handling Company.
          The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as custodian for the Fund by Yamatane on the Payment Date.
(B)  PERFORMANCE INFORMATION
          The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, the fund's past performance is not an indication of future performance.

     Calendar year total returns for class A shares
1991     1992      1993      1994     1995      1996      1997
14.16%   -1.34%    31.05%    6.44%    21.24%    22.67%    21.96%
          Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Year-to-date performance through 9/30/98 was 3.92%. During the periods shown in the bar chart, the highest return for a quarter was 11.67% (quarter ending 6/30/95) and the lowest return for a quarter was
      -5.15% (quarter ending 9/30/92).

     Average Annual Total Returns (for periods ending
     12/31/97)
                     Past 1 year    Past 5 years  Since Inception
                                                         *
     Class M            17.05%           NA           19.92%
     MSCI Europe        23.80%          19.25         13.15%
     Index

     * Inception date: 12/1/94
     Unlike the bar chart, this performance information reflects the impact of the current maximum initial sales charges. The fund's performance is compared to the Morgan Stanley Capital International Europe Index (MSCI), an unmanaged list of approximately 627 equity securities originating in one of the fifteen European countries.

(C)  FEES AND EXPENSES
          This table summarizes the fees and expenses
     investors may pay if they invest in the fund. Expenses are based on the fund's last fiscal year.
     Shareholder Fees
                                                      Class M
                                                      Shares
     Maximum Sales Charge (Load) Imposed on            3.50%
     Purchases
     (as a percentage of the offering price)
     Maximum Deferred Sales Charge (Load) (as a        NONE
     percentage of the original purchase price or redemption proceeds, whichever is lower)

     Annual Operating Expenses (expenses that are deducted
     from fund assets)
              Management  Distribution    Other     Total Annual
                                                        Fund
     Class M     0.75%        0.75%       0.32%        1.82%
(D)  EXAMPLE
          This example translates the "total annual fund operating expenses" shown in the preceding table into dollar amounts. By doing this, investors can easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that investors invest $10,000 in the fund for the time periods shown and then redeem all shares at the end of those periods. It also assumes a 5% return on investor's investment each year and that the fund's operating expenses remain the same.
     The example is hypothetical; actual costs and returns may
     be higher or lower.
                1 year       3 years     5 years      10 years
     Class M     $528         $902        $1,301       $2,412

(E)  Offerings other than in Japan:
          Shares are simultaneously offered in the United
     States of America.
PART II.  INFORMATION CONCERNING ISSUER

I.   DESCRIPTION OF THE FUND
     The description in this item is same as the description in I. DESCRIPTION OF THE FUND of the Annual Securities
     Report (The Fourth Fiscal Year) attached hereafter.

II.  OUTLINE OF THE FUND
     The description in this item is same as the description in II. OUTLINE OF THE FUND of the Annual Securities
     Report (The Fourth Fiscal Year) attached hereafter.

III. OUTLINE OF THE OTHER RELATED COMPANIES
     The description in this item is same as the description in III. OUTLINE OF THE OTHER RELATED COMPANIES of the
     Annual Securities Report (The Fourth Fiscal Year) attached hereafter.

IV.  FINANCIAL CONDITIONS OF THE FUND
     The description in this item is same as the description in IV. FINANCIAL CONDITIONS OF THE FUND of the Annual
     Securities Report (The Fourth Fiscal Year) attached hereafter.

V.   SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND
     SECURITIES
     The description in this item is same as the description in V. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES of the Annual Securities Report (The Fourth Fiscal Year) attached hereafter.

VI.  MISCELLANEOUS
(1) The following documents in relation to the Fund were filed with the Minister of Finance or the Director of Kanto Local Finance Bureau (sinde June 22, 1998).
          June 15, 1998:      Securities Registration
     Statement
          June 22, 1998:      Amendment to Securities
     Registration Statement
          July 1, 1998:       Amendment to Securities
     Registration Statement
(2) The ornamental design is used in cover page of the Japanese Prospectus.
(3) The following must be set forth in the Prospectus. Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of
     Part I., Information on the securities, "I. Descriptions of the Fund", "III. Outline of Other Related Companies" and "IV. Financial Condition of the Fund" in Part II, Information on the Issuer, of the SRS.

(4)  Summarized Preliminary Prospectus will be used.
     Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.
        (a) The content of the summarized Preliminary Prospectus may be publicized by leaflets, pamphlets, direct mails (post cards and mails in envelopes) or at newspapers, magazines and other books.
        (b) The layout, quality of papers, printing colour, design etc. of the Summarized Preliminary Prospectus may vary depending on manner of usage. Photos and illustrations set forth in the attached may be used.
        (c) For information of the Fund's achievements, the changes of the net asset value per share and the fluctuation rates since the establishment of the Fund or for the latest 3 months, 6 months, one year, two years, three years or five years may be set out in the figures or graphs. Such information regarding the Fund's achievement may be converted into and presented in yen.

PART III. SPECIAL INFORMATION


I.   OUTLINE OF THE REGULATORY SYSTEM IN THE UNITED STATES

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirely by the complete registration statement of the fund and the full text of any referenced statutes and regulations.

(I)  Massachusetts Business Trusts

     A.   General Information

          Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

          Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations," including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

     B.   Shareholder Liability

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

(II) United States Investment Company Laws and Enforcement

     A.   General

          In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

          1.   Investment Company Act of 1940

               The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

          2.   Securities Act of 1933

               The Securities Act of 1933, as amended (the
          "1933 Act"), regulates many sales of securities.
          The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

          3.   Securities Exchange Act of 1934

               The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

          4.   The Internal Revenue Code

               An investment company is an entity subject to federal income taxation under the Internal Revenue Code. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

          5.   Other laws

               The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

     B.   Outline of the Supervisory Authorities

          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

          1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933
          Act, and the 1934 Act, among others, to the Fund.
          The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

          2.   State authorities typically have broad
          authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

     C.   Offering Shares to the Public

          An investment company ("investment company" or fund) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

     D.   Ongoing Requirements

          Under U.S. law, a fund is subject to numerous ongoing requirements, including, but not limited to;

          1.   Updating its prospectus if it becomes
          materially inaccurate or misleading;

          2.   Annual update of its registration statement;

          3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

          4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

          5.   Maintenance of a code of ethics; and

          6.   Periodic board review of certain fund
          transactions, dividend payments, and payments under a fund's distribution plan.

(III)     Management of a Fund

     The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

     The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

(IV) Share Information

     A.   Valuation

          Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) each day the Exchange is open.

     B.   Redemption

          Shareholders may generally sell shares of an open-end fund to that fund any day the fund is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

     C.   Transfer agency

          The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

(V)  Shareholder Information, Rights and Procedures for the
Exercise of Such Rights

     A.   Voting Rights

          Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

     B.   Dividends

          Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

     C.   Dissolution

          Shareholders would normally be entitled to receive a pro rata portion of the net assets of a fund upon its liquidation.

     D.   Transferability

          Shares of a fund are typically transferable without restriction.

     E.   Right to Inspection

          Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

(VI) U.S. Tax Matters

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States
Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

     In order to qualify as a "regulated investment company", the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year;
(c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Fund distributions will be taxable to shareholders as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such, regardless of how long a shareholder has held shares in the Fund.
Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Shareholders who are not subject to U.S. federal income tax on their income generally will not have to pay such tax on amounts distributed to them.

     Distributions from capital gains are made after applying any available capital loss carryovers.

     The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Investments by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund".

     A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     Special tax rules apply to investments though defined contribution plans and other tax-qualified plans.
Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for more than 182 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan", above.

(VII)     Important Participants in Offering of Mutual Fund
Shares

     A.   Investment Company

          Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

     B.   Investment Adviser/Administrator

          The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

     C.   Underwriter

          An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940
     Act, the 1933 Act, the 1934 Act, and state laws.

     D.   Transfer Agent

          A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

     E.   Custodian

          A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.


II.  FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

     Deloitte & Touche LLP is responsible for this part.
     Japanese translation of fiscal 1997 and 1998 and the interim financial statement are attached to the Japanese version of the Annual Securities Report.


III. FORM OF FOREIGN INVESTMENT FUND SECURITIES

     Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

     (1)  Front

     a.   Name of the Fund
     b.   Number of shares represented
     c.   Signatures of the Chairman and Transfer Agent
     d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

     (2)  Back

     a.   Space for endorsement
     b.   Description concerning delegation of transfer agency





[Translation]








                   ANNUAL SECURITIES REPORT
                   (THE FOURTH FISCAL YEAR)
                      FROM: JULY 1, 1997
                       TO: JUNE 30, 1998
















                   PUTNAM EUROPE GROWTH FUND
                   ANNUAL SECURITIES REPORT
                   (The Fourth Fiscal Year)
                      From: July 1, 1997
                       To: June 30, 1998

To:  Director of Kanto Local Finance Bureau

                                                       Filing
                              Date: December 18, 1998


Name of the Registrant Trust:           PUTNAM EUROPE GROWTH
                              FUND

Name of Trustees:             George Putnam
                              William F. Pounds
                              Jameson A. Baxter
                              Hans H. Estin
                              John A. Hill
                              Ronald J. Jackson
                              Paul L. Joskow
                              Elizabeth T. Kennan
                              Lawrence J. Lasser
                              John H. Mullin, III
                              Robert E. Patterson
                              Donald S. Perkins
                              George Putnam, III
                              A.J.C. Smith
                              W. Thomas Stephens
                              W. Nicholas Thorndike

Address of Principal Office:  One Post Office Square
                              Boston, Massachusetts 02109
                              U.S.A.

Name and Title of Registration Agent:        Harume Nakano
                                             Attorney-at-Law
                                             Signature [Harume Nakano]_

                                             (Seal)

                                             Ken Miura
                                             Attorney-at-Law
                                             Signature [Ken Miura]_____

                                             (Seal)

Address or Place of Business            Kasumigaseki Building,
                                        25th Floor
                                        2-5,
                                        Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                        Ken Miura
                                        Attorneys-at-Law

Place of Liaison Contact:               Hamada & Matsumoto
                                        Kasumigaseki Building
                                        25th Floor
                                        2-5,
                                        Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Phone Number:                                03-3580-3377



                            - ii -


     Places where a copy of this Annual Securities Report is available for Public Inspection

                        Not applicable.


  (Total number of pages of this Annual Securities Report is 77.)


                        C O N T E N T S

                                                Japanese  This
                                                OriginalEnglish
                                                      Translation


I.   DESCRIPTION OF THE FUND                        1      1

     1.   GENERAL INFORMATION                       1      1

     2.   INVESTMENT POLICY                         6      5

     3.   MANAGEMENT STRUCTURE                     10     13

     4.   INFORMATION CONCERNING THE EXERCISE OF
          RIGHTS BY SHAREHOLDERS, ETC.             20     25

     5.   STATUS OF INVESTMENT PORTFOLIO           22     30

II.  OUTLINE OF THE FUND                           25     32

III. OUTLINE OF THE OTHER RELATED COMPANIES        64     66

IV.  FINANCIAL CONDITION OF THE FUND               66     68

V.   FINANCIAL CONDITION OF THE INVESTMENT
     MANAGEMENT COMPANY                           128     74

VI.  SUMMARY OF INFORMATION CONCERNING
     FOREIGN INVESTMENT TRUST SECURITIES          149     74

VII. REFERENCE INFORMATION                        149     74


Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=116.50, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on October 30, 1998.

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from July 1 to June 30 of the following year. However, the first fiscal year refers to a period from December 1, 1994 (Incorporation of the Fund) to June 30, 1995.

I.   DESCRIPTION OF THE FUND
1.   GENERAL INFORMATION
(A)  Outline of Laws Regulating the Fund in the Jurisdiction
     Where Established:
     (1)  Name of the Fund:   Putnam Europe Growth Fund (the
     "Fund")
     (2)  Form of the Fund
          Putnam Europe Growth Fund is a Massachusetts business trust organized on November 10, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.
          The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into any series. Only the Fund's Class M Shares are currently offered in Japan. The Fund may also offer in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.
          Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.
     The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
          If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the shareholders' shares. Shareholders will receive at least 30 days' written notice before the Fund redeems their shares, and shareholders may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may, at any time, establish one which could apply to both present and future shareholders.
     (3)  Governing Laws
          The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.
          The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:
          a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts Chapter 182 provides in part as follows:
               A copy of the declaration of trust must be filed with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.
               A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.
               Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.
          b.   Investment Company Act of 1940
               The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.
          c.   Securities Act of 1933
               The Securities Act of 1933, as amended (the
          "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.
          d.   Securities Exchange Act of 1934
               The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.
          e.   The Internal Revenue Code
               The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.
          f.   Other laws
               The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.
 (B) Outline of the Supervisory Authorities
          Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.
               a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.
               b.   State authorities typically have broad
          authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.
 (C) Objects and Basic Nature of the Fund:
     GOAL
          The Fund seeks capital appreciation.

     MAIN INVESTMENT STRATEGIES- EUROPEAN GROWTH AND VALUE
     STOCKS
          Under normal market conditions, the Fund will seek its goal by investing mostly in common stocks issued by European companies.
          The Fund may invest in both growth and value stocks. Growth stocks are issued by companies whose earnings the Investment Management Company believes are likely to grow faster than the economy as a whole. Growth in earnings may lead to an increase in the price of the stock. Value stocks are those that the Investment Management Company believes are currently undervalued compared to their true worth. If the Investment Management Company is correct and other investors recognize this discount, the price of the stock may rise. The Fund invests mainly in medium and large-sized companies, although it can invest in companies of any size. Although the Fund emphasizes investments in developed countries, it may also invest in companies located in emerging markets, such as those in Eastern Europe.
     MAIN RISKS
          The main risks that could adversely affect the value of this Fund's shares and the total return on investor's investment include;
       - The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, or unfavorable political or legal developments in foreign markets. These risks are increased when investing in emerging markets.
       - The risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The vulnerability of the Fund to factors affecting European investments will be significantly greater than of a more geographically diversified fund, which may result in greater losses and volatility.
       - The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to appreciate as anticipated by the Investment Management Company. Many factors can adversely affect a stock's performance. This risk is generally greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments.
       - The risk that movements in the securities markets will adversely affect the price of the Fund's investments, regardless of how well the companies in which the Fund invests perform.
          Investors can lose money by investing in the Fund. The Fund may not achieve its goals, and is not intended as a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
 (D) History of the Fund:
         November 10, 1988:
                              Organization of the Fund as a
                              Massachusetts business trust.
                              Adoption of the Agreement and
                              Declaration of Trust.
         July 13, 1990:
                              Adoption of the Amended and
                              Restated Agreement and
                              Declaration of Trust
 (E) Affiliated Companies of the Fund:
          Names and related business of the affiliated companies of the Fund are as follows:
          (1) Putnam Investment Management, Inc. ("Investment Management Company") renders investment management services to the Fund.
          (2) Putnam Fiduciary Trust Company (the "Custodian" and "Investor Servicing Agent") acts as Custodian and Investor Servicing Agent.
          (3)  Putnam Mutual Funds Corp. ("Principal
          Underwriter") engages in providing marketing services to the Fund.
          (4) Yamatane Securities Co., Ltd. ("Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent company.

                        Related Companies of the Fund

                                   Fund
                         Putnam Europe Growth Fund
                                                            Investor Servicing
                                                            Agreement
                                   Trustees
                                 (Agreement and
                                 Declaration of Trust)
Distribution                                                Custodian
Agreement                                                   Agreement

Principal                                                   Custodian Investor
Underwriter                                                 Servicing Agent

Putnam Mutual                                               Putnam Fiduciary
Funds Corp.                                                 Trust Company

(acts as distributor)                                       (acts as custodian
                                                            and investor
                                                            servicing agent
                                                            of the Fund)

Japan Dealer
Sales Agreement

                     Agent Company                    Management Contract
                     Agreement

Distributor in Japan                                  Investment
Agent Company                                         Management Company

Yamatane Securities Co., Ltd.               Putnam Investment Management, Inc.
(forwarding of sales in Japan               (acts as investment management of
and rendering of service as                 the Fund and investment advisor
agent company)                              concerning the Fund's assets)



2.   INVESTMENT POLICY
(A) Basic Policy for Investment and Objects of Investment (including risk factors):
          Any investment carries with it some level of risk that generally reflects its potential for reward. The Fund pursues its goal of capital appreciation by investing mainly in growth and value stocks issued by European companies . The Investment Management Company will consider, among other things, a company's financial strength, competitive position in its industry and projected future earnings and dividends when deciding whether to buy or sell investments. A description of the risks associated with the Fund's main investment strategies follows.
     COMMON STOCKS
          Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. Similarly, a stock's value may fall because of factors affecting not just the company, but companies in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than the bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
     GROWTH STOCKS
          The Fund may invest in stocks of companies that the Investment Management Company believes have earnings that will grow faster than the economy as a whole. Theses growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Investment Management Company's assessment of the prospects for the company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, than the price of the company's stock may fall or not approach the value that the Investment Management Company has placed on it.
     VALUE STOCKS
          The Fund may also invest in companies that are not expected to experience significant earnings growth, but whose stock the Investment Management Company believes is undervalued compared to its true worth. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Investment Management Company's assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then price of the company's stock may fall or may not approach the value that the Investment Management Company has placed on it.
     NON-U.S. INVESTMENTS
          The Fund may invest without limit in securities of non-U.S. issuers. Non-U.S. investments involve certain special risks, including;
       - Unfavorable changes in currency exchange rates: Non-U.S. investments are normally issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in the exchange rates between particular non-U.S. currencies and the U.S. dollar.
       - Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or transport of non-U.S. currency, and tax increases.
       - Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.
       -  Limited legal recourse: Legal remedies for investors
          such as the Fund may be more limited than those
          available in the United States.
       - Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its non-U.S. investments.
       - Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for domestic investments. The procedures and rules for settling non-U.S. transactions may also involve delays in payment, delivery or recovery of money or investments.
          Common stocks of non-U.S. companies have historically offered lower dividends than comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the Fund. The Fund's yield is therefore expected to be lower than yields of most funds that invest mainly in common stocks of U.S. companies.
          Certain of these risks may also apply to some extent to U.S. traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in foreign markets, or to investments in U.S. companies that have significant non-U.S. operations. Special U.S. tax considerations may apply to the Fund's non-U.S. investments.
     EMERGING MARKETS
          The risks of non-U.S. investments are typically increased in emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.
     GEOGRAPHIC FOCUS
          The Fund considers the following to be "European companies"
     - companies organized under the laws of a European country with a principal office in a European country;
     - companies that earn 50% or more of their total revenues from business in Europe; or
     - companies whose common stock is traded principally on securities exchange in Europe.
          The Fund anticipates that under normal market conditions it will invest 85% of its assets in European companies and at least 65% of its assets will be invested in securities of issuers that meet at least one of the first two of these criteria.
          Developments in European economies will generally have a greater effect on the Fund than if it were more geographically diversified, which may result in greater losses and volatility. This risk may be heightened by efforts of the member countries of the European Union to unify their economic and monetary policies. This may increase the potential for similarities in the movement of European markets and reduce the benefits of diversification within the region.
     DERIVATIVES
          The Fund may engage in a variety of transactions using "derivatives" such as futures, options, warrants, forwards and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (those are known as "over the counter"). The Fund may use derivatives both for hedging and non-hedging purposes.
          Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management and the Fund will depend on the Investment Management Company's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.
          Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the Fund.
     SMALLER COMPANIES
          The Fund can invest in small and medium-sized companies, including companies with market capitalizations of less than $500 million. These companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.
     OTHER INVESTMENTS
          In addition to the main investment strategies described above, the Fund may also make other types of investments, such as investments in preferred stocks, convertible securities and fixed income securities and, therefore, may be subject to other risks.
     ALTERNATIVE STRATEGIES
          At times the Investment Management Company may judge that market conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses, including investing solely in the United States. Although the Investment Management Company has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.
     CHANGES IN POLICIES
          The Fund's Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.
(B)  Restrictions of Investment:
          Except as otherwise specifically designated, the investment restrictions described in this document are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:
     (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.
     (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.
     (3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.
     (4) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.
     (5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities
     (6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.
     (7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.
     (8) Purchase securities (other than securities of the U.S. government) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry.
     (9) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.
          Although certain of the Fund's fundamental investment restrictions permit it to borrow money to a limited extent, it does not currently intend to do so and did not do so last year.
          The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of
     (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.
     IT IS CONTRARY TO THE FUND'S PRESENT POLICY, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, TO:
          Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.
          In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan and such standards are required as a condition of such offer for sale, comply with the following standards of selection of the Japan Securities Dealers Association.
     1. The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
     2. The Fund may not make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;
     3. The Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made and then only from banks, or, if approved by the Securities and Exchange Commission and the shareholders of the Fund, from another Putnam Fund, as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;
     4. The Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities;
     5. The Fund may not acquire more than 10% of the outstanding voting securities of any issuer and may not acquire more than 15% of the outstanding voting securities of any issuer together with other mutual funds managed by Putnam Investment Management, Inc.;
     6. The Fund may not invest in the securities of other registered open-end investment funds or companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;
     7. The Fund may not invest more than 10% of the net assets of the Fund in securities which are not traded on an official stock exchange or other regulated market, operating regularly and being recognized and open to the public (which shall include, without limitation, the National Association of Securities Dealers Automated Quotation System). This restriction shall not be applicable to securities determined by Putnam Investment Management, Inc. to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable;
          If any violation of the foregoing standards occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation.
          All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
(C)  Distribution Policy:
          The Fund distributes any net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers. The payment to Japanese investors may be made, in principle, in accordance with the record date in December each year by Yamatane.

3.   MANAGEMENT STRUCTURE
(A)  Outline of Management of Assets, etc.:
     A.   Valuation of assets:
          The Fund determines the net asset value per share of
     each class of shares once each day the New York Stock
     Exchange (the "Exchange") is open.  Currently, the
     Exchange is closed Saturdays, Sundays and the following
     U.S. holidays: New Year's Day, Rev. Dr. Martin Luther
     King, Jr. Day, Presidents' Day, Good Friday, Memorial
     Day, the Fourth of July, Labor Day, Thanksgiving and
     Christmas.  The Fund determines the net asset value of
     each class as of the close of regular trading on the
     Exchange, currently 4:00 p.m., New York time.  However,
     equity options held by the Fund are priced as of the
     close of trading at 4:10 p.m., New York time, and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced
     as of their close of trading at 4:15 p.m., New York time.
          Securities for which market quotations are readily
     available are valued at prices which, in the opinion of
     Investment Management Company, most nearly represent the
     market values of such securities.  Currently, such prices
     are determined using the last reported sale price or, if
     no sales are reported (as in the case of some securities
     traded over-the-counter), the last reported bid price,
     except that certain securities are valued at the mean
     between the last reported bid and asked prices.  Short-
     term investments having remaining maturities of 60 days
     or less are valued at amortized cost, which approximates
     market value.  All other securities and assets are valued
     at their fair value following procedures approved by the
     Trustees.  Liabilities are deducted from the total value
     of the assets attributable to a class, and the resulting
     amount is divided by the number of shares of the class
     outstanding.
          Reliable market quotations are not considered to be
     readily available for long-term corporate bonds and
     notes, certain preferred stocks, tax-exempt securities,
     and certain foreign securities.  These investments are
     valued at fair value on the basis of valuations furnished
     by pricing services, which determine valuations for
     normal, institutional-size trading units of such
     securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by
     institutional traders.
          If any securities held by the Fund are restricted as
     to resale, Investment Management Company determines their
     fair value using procedures approved by the Trustees.
     The fair value of such securities is generally determined
     as the amount which the Fund could reasonably expect to
     realize from an orderly disposition of such securities
     over a reasonable period of time.  The valuation
     procedures applied in any specific instance are likely to
     vary from case to case.  However, consideration is
     generally given to the financial position of the issuer
     and other fundamental analytical data relating to the
     investment and to the nature of the restrictions on
     disposition of the securities (including any registration
     expenses that might be borne by the Fund in connection
     with such disposition).  In addition, specific factors
     are also generally considered, such as the cost of the
     investment, the market value of any unrestricted
     securities of the same class, the size of the holding,
     the prices of any recent transactions or offers with
     respect to such securities and any available analysts'
     reports regarding the issuer.
          Generally, trading in certain securities (such as
     foreign securities) is substantially completed each day
     at various times prior to the close of the Exchange.  The
     values of these securities used in determining the net
     asset value of the Fund's shares are computed as of such
     times.  Also, because of the amount of time required to
     collect and process trading information as to large
     numbers of securities issues, the values of certain
     securities (such as convertible bonds, U.S. government
     securities, and tax-exempt securities) are determined
     based on market quotations collected earlier in the day
     at the latest practicable time prior to the close of the
     Exchange.  Occasionally, events affecting the value of
     such securities may occur between such times and the
     close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur
     during such period, then these securities will be valued
     at their fair value using procedures approved by the
     Trustees.
     B.   Management Fee, etc.:
     (1)  Management Fee:
      (a) Management and Agent Securities Company Fees
          Under a Management Contract dated October 21, 1996,
     the Fund pays a quarterly fee to Investment Management
     Company based on the average net assets of the Fund, as
     determined at the close of each business day during the
     quarter, at an annual rate of 0.80% of the first $500
     million of average net assets, 0.70% of the next $500
     million, 0.65% of the next $500 million, 0.60% of the
     next $5 billion, 0.575% of the next $5 billion, 0.555% of
     the next $5 billion, 0.540% of the next $5 billion, and
     0.530% thereafter.
          For the fiscal year ending on June 30, 1998, 1997
     and 1996, the Fund paid $6,715,370, $2,875,190 and
     $1,411,198, respectively,  as a management fee.
      (b) Custodian Fee and Charges of the Investor Servicing
          Agent
     Putnam Fiduciary Trust Company, the Fund's Custodian,
     shall be entitled to receive, out of the assets of the
     Fund, reasonable compensation for its services and
     expenses as Custodian, as agreed from time to time
     between the Fund and the Custodian, not including fees
     paid by the Custodian to any sub-custodian, payable
     monthly based on the average daily total net assets of
     the Fund during the relevant month.  Any reasonable
     disbursements and out-of-pocket expenses (including
     without limitation telephone, telex, cable and postage
     expenses) incurred by the Custodian, and any custody
     charges of banks and financial institutions to whom the
     custody of assets of the Fund is entrusted, will be borne
     by the Fund.
          The Fund will pay to Putnam Investor Services, a
     division of Putnam Fiduciary Trust Company, the Fund's
     Investor Servicing Agent, such fee, out of the assets of
     the Fund, as is mutually agreed upon in writing from time
     to time, in the amount, at the time and in the manner of
     payment mutually agreed.
          For the fiscal year ending on June 30, 1998, the
     Fund paid $2,339,412 as a custodian fee and investor
     servicing agent fee.
      (c) Fees under Class M Distribution Plans
          The Class M distribution plans provide for payments
     by the Fund to Putnam Mutual Funds Corp. at the annual
     rate of 1.00% of average net assets attributable to Class
     M shares.  The Trustees currently limit payments under
     the Class M plan to the annual rate of 0.75% of such
     assets.
          Payments under the plans are intended to compensate
     Putnam Mutual Funds Corp. for services provided and
     expenses incurred by it as principal underwriter of the
     Fund's shares, including payments to dealers mentioned
     below.  Payments to dealers are subject to the
     continuation of the Class M distribution plan and the
     terms of an agreement between Yamatane and Putnam Mutual
     Funds Corp.
          The payments to dealers are based on the average net
     asset value of  Class M shares attributable to
     shareholders for whom Yamatane and other dealers are
     designated as the dealer of record.  Putnam Mutual Funds
     Corp. makes quarterly payments to dealers (including
     Yamatane) at the annual rate of 0.25% of the average net
     asset value of Class M shares.
          Putnam Mutual Funds Corp. also pays to Yamatane and
     other dealers, as additional compensation with respect to
     the sale of Class M shares, 0.40% of such average net
     asset value of Class M shares, respectively.  For Class M
     shares, the total annual payment to Yamatane and other
     dealers equals 0.65% of such average net asset value.
          For the fiscal year ending on June 30, 1998, the
     Fund paid fees under the distribution plan of $176,038
     for Class M shares.
     (d)  Other Expenses:
          The Fund pays all expenses not assumed by Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder
     reporting expenses, and payments under its distribution
     plans (which are in turn allocated to the relevant class
     of shares).  The Fund also reimburses Investment
     Management Company for the compensation and related
     expenses of certain Fund officers and their staff who
     provide administrative services.  The total reimbursement
     is determined annually by the Trustees and was $16,268
     for fiscal 1998.
          Each Trustee receives a fee for his or her services.
     Each Trustee also receives fees for serving as Trustee of
     other Putnam funds.  The Trustees periodically review
     their fees to assure that such fees continue to be
     appropriate in light of their responsibilities as well as
     in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August.  The Compensation Committee,
     which consists solely of Trustees not affiliated with the Investment Management Company and is responsible for recommending Trustee compensation, estimates that
     Committee and Trustee meeting time, together with the
     appropriate preparation, requires the equivalent of at
     least three business days per Trustee meeting.  The
     following table shows the year each Trustee was first
     elected a Trustee of the Putnam funds, the fees paid to
     each Trustee by the Fund for fiscal 1998 and the fees
     paid to each Trustee by all of the Putnam funds during
     calendar 1997:
COMPENSATION TABLE
                              Pension on   Estimated       Total
                              retirement   annual benefits compensation
                              benefits     from all        from all
                    Aggregate accrued as   Putnam funds    Putnam
                 compensation part of      upon retirement funds(4)
Trustees/Year       from the  fund expenses    (3)
                    funds(1)    (2)

Jameson A. Baxter/1994 (4)$1,528$302      $87,500     $176,000
Hans H. Estin/1972    1,331      637       87,500      175,000
John A. Hill/1985 (4) 1,315      239       98,000      175,000
Ronald J. Jackson/1996 (4)1,476  149       87,500      176,000
Paul L. Joskow/1997 (4)(5)915     15       87,500       25,500
Elizabeth T. Kennan/19921,476    339       87,500      174,000
Lawrence J. Lasser/1992 *1,300   253       87,500      172,000
John H. Mullin, III/1997 (4)     915           23       87,500
25,500
Robert E. Patterson/19841,323    191       87,500      176,000
Donald S. Perkins/1982 *1,331    689       87,500      176,000
William F. Pounds/1971 (6)1,456  715       98,000      201,000
George Putnam/1957 *  1,308      729       87,500      175,000
George Putnam, III/1984 *1,324   126       87,500      174,000
A.J.C. Smith/1986 *   1,300      429       87,500      170,000
W. Thomas Stephens/1997 (4)    1,145           21       87,500
53,000
W. Nicholas Thorndike/19921,331  487       87,500      176,000

* Is or may be deemed to be an "interested person" as defined in the Investment Company Act of 1940 of the Fund, Investment Management Company or Putnam Mutual Funds Corp.
(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(3) As of December 31, 1997, there were 101 funds in the Putnam family.
(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter and Messrs. Hill, Jackson, Joskow, Mullin and Stephens as of June 30, 1998 were $881, $697, $796, $760, $707 and
     $721, respectively, including income earned on such amounts.
(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.
(6)  Elected as a Trustee in November 1997.
          Under a Retirement Plan for Trustees of the Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.
          The Plan Administrator (a committee comprised of Trustees who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or
     (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.
          Investment Management Company places all orders for purchases and sales of Fund securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Investment Management Company may consider sales of Fund shares (and, if permitted by law, of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 1996, 1997 and 1998, the Fund paid $488,749,
     $1,427.1, and 2,893.46 in brokerage commissions, respectively. During fiscal 1998 the Fund did not pay any fee to brokers and dealers to recognize research, statistical and quotation services provided to Investment Management Company and its affiliates.
          For the fiscal year ending June 30, 1998, the Fund paid $5,783,380 in total other expenses (including payments under its distribution plan but excluding Management Fees, investor servicing agent expenses and custodian expenses.)
     C.   Sales, Repurchases and Custody:
     (1)  Sales of Shares:
     a.   Sales in the United States
          Investors residing in the U.S. can open a fund account with as little as $500 and make additional investments at any time with as little as $50. The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Investors' financial advisor or Putnam Investor Services generally must receive their completed buy order before the close of regular trading on the New York Stock Exchange for investors' shares to be bought at that day's offering price.
          Investors residing in the U.S. can buy shares
     -    Through a financial advisor
          Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.
     -    Through systematic investing
          Investors can make regular investments of $25 or more per month through automatic deductions from investors' bank checking or savings account. Application forms are available through investor's advisor or Putnam Investor Services at 1-800-225-1581.
          Investors may also complete an order form and write a check for the amount they wish to invest, payable to the Fund. return the check and completed form to Putnam Mutual Funds.
          The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.
          Class M shares
     -    Initial sales charge of up to 3.50%
     - Lower sales charges for larger Investments of $50,000 or more
     -    No deferred sales charge
          - Lower annual expenses, and higher dividends, than class B shares because of lower 12b-1 fee
          - Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee
          - No conversion to class A shares,so future 12b-1 fee does not decrease
               Initial sales charges for class M shares

                                  Sales charge as a percentage of:
                                  Net
      Amount of purchase          amount     Offering
      at offering price ($)       invested   price *

      Under 50,000                3.63 %     3.50%

      50,000 but under 100,000    2.56       2.50

      100,000 but under 250,000   1.52       1.50

      250,000 but under 500,000   1.01       1.00

      500,000 but under 1,000,000 NONE       NONE

      1,000,000 and above         NONE       NONE

          * Offering price includes sales charge.
          Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.
     Distribution (12b-1) plans
          The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B and class M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.75% of average net assets, respectively. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of investors' investments. The higher fees for class B and class M shares may cost investors more than paying the initial sales charge for class A shares. Because class M shares, unlike class B shares, do not convert to class A shares, class M shares may cost investors more over time than class B shares.
          An investor may be eligible to buy Class M Shares at reduced sales charges. For fiscal 1998, Putnam Mutual Funds Corp. received $268,590 in sales charges for Class
     M Shares, of which it retained $44,390.
     b.   Sales in Japan
          In Japan, Shares of the Fund are offered on any Business Day and any business day of securities companies in Japan during the Subscription Period mentioned in "8. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. A Sales Handling Company shall provide to the investors a contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Contracts") and receive from such investors an application for requesting the opening of a transactions account under the Contracts. The purchase shall be made in the minimum investment amount of 100 shares. Purchases may be made in integral multiples of 10 shares.
          The issue price for Shares shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth Business Day after and including the Trade
     Day. The sales charge applicable to Class M Shares in Japan shall be 3.5% of the net asset value of such shares. From such amount, 0.50% of the amount calculated by dividing the net asset value by (1-0.035) and rounded to three decimal places shall be retained by Putnam
     Mutual Fund Corp., principal underwriter of the Fund.
          The Investors having entrusted a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principle and the applicable exchange rate shall be the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day, which shall be determined by such Sales Handling Company. The payment may be made in dollars to the extent that the Sales Handling Companies can agree.
          In addition, Sales Handling Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" contained in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.
     (2)  Repurchase of Shares:
     a.   Repurchase in the United States
          Investors residing in the U.S. can sell their shares back to the Fund any day the New York Stock Exchange is open, either through investors' financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares which may take up to 15 calendar days after the purchase date.
          SELLING SHARES THROUGH INVESTORS' FINANCIAL ADVISOR Investors' advisor must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange for them to receive that day's NAV, less any applicable deferred sales charge. Investors' advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge them for his or her services.
          SELLING SHARES DIRECTLY TO THE FUND
          Putnam Investor Services must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.
          BY MAIL
          Send a signed letter of instruction to Putnam Investor Services. If investors have certificates for the shares investors want to sell, investors must include them along with completed stock power forms.
          BY TELEPHONE
          Investors may use Putnam's Telephone redemption Privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption and transfer instructions received by telephone.
          The Telephone Redemption Privilege is not available if there are certificates for investor's shares. The Telephone Redemption Privilege may be modified or terminated without notice.
          ADDITIONAL DOCUMENTS
          If investors
     -    sell shares with a value of $100,000 or more,
     - want investors' redemption proceeds sent to an address other than the investor's address as it appears on Putnam's records, or
     - have notified Putnam of a change in address within the preceding 15 days, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. Stock power forms are available from investors' financial advisor, Putnam Investor Services and many commercial banks.
          Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.
          WHEN WILL THE FUND PAY INVESTORS?
          The Fund generally sends investors payment for investor's shares the business day after investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days as permitted by federal securities laws.
          REDEMPTION BY THE FUND
          If investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem investors shares without investors' permission and send investors the proceeds. The Fund may also redeem shares if an investor owns shares more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.
     b.   Repurchase in Japan
          Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of securities companies in Japan without a contingent deferred sales charge. The repurchase shall be made in integral multiples of 10 shares
          The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Yamatane, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.
     (3)  Suspension of Repurchase:
          The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.
     (4)  Custody of Shares:
          Share certificates shall be held by shareholders at their own risk.
          The custody of the Share certificates (if issued) representing Shares sold to Japanese shareholders shall, unless otherwise instructed by the shareholder, be held, in the name of the custodian, by the custodian of Yamatane. Certificates of custody for the Shares shall be delivered by the Sales Handling Companies to the Japanese shareholders.
     D.   Miscellaneous:
     (1)  Duration and Liquidation:
          Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.
     (2)  Accounting Year:
          The accounts of the Fund will be closed each year on 30th June.
     (3)  Authorized Shares:
          There is no prescribed authorized number of Shares, and Shares may be issued from time to time.
     (4)  Agreement and Declaration of Trust:
          Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Fund and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.
          The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.
          In Japan, material changes in the Agreement and Declaration of Trust shall be published and sent to the Japanese Shareholders.
     (5)  Issue of Warrants, Subscription Rights, etc.:
          The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.
     (6)  How Performance Is Shown:
          FUND ADVERTISEMENTS MAY, FROM TIME TO TIME, INCLUDE PERFORMANCE INFORMATION.
          "Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class M Shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.
          For the one-year, five-year and the life of the Fund periods ended June 30, 1998, the average annual total return for Class M shares was 29.87%, 22.83% and 17.08%, respectively. Returns for Class M shares for periods prior to its inception are derived from the performance of the Fund's Class A Shares, adjusted to reflect thededuction of the the initial sales charge currently applicable to Class M Shares..
          ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.
          Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.
(B)  Outline of Disclosure System:
     (1)  Disclosure in U.S.A.:
       (i)     Disclosure to shareholders
               In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.
       (ii)    Disclosure to the SEC
               The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement annually in accordance with the Investment Company Act of 1940.
     (2)  Disclosure in Japan:
     a.   Disclosure to the Supervisory Authority:
     (i)  Disclosure Required under the Securities and
          Exchange Law:
          When the Fund intends to offer the Shares amounting to more than certain amount in yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance.
          The Sales Handling Companies of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical to Part I and Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance.

(ii) Notifications, etc. under the Law Concerning Securities Investment Trusts and Securities Investment Companies
          If the Investment Management Company conducts the business of offering for sale shares of the Fund, it must file in advance certain information relating to the Fund with the Commissioner of Financial Supervisory Agent under the Law Concerning Securities Investment Trusts and Securities Investment Companies (the Law No. 198, 1951) (hereinafter referred to the "Investment Trusts Law").
     In addition, if the Investment Management Company amends the Agreement and Declaration of Trust of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Supervisory Agent. Further, the Investment Management Company must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Supervisory Agent.
     b.   Disclosure to Japanese Shareholders:
          If the Investment Management Company makes any amendment to the Agreement and Declaration of Trust of the Fund, the substance of which is important, it must give in advance public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver written documents containing the amendment to the shareholders known in Japan. Provided, however, that if the said written documents are delivered to all the shareholders in Japan, the relevant public notice is not required to be given.
          The Japanese Shareholders will be notified of changes in material facts which would change their position, including notices from the Trustees, through the Sales Handling Companies.
          The above-described Management Report on the Fund will be sent to the shareholders known in Japan.
 (C) Restrictions on Transactions with Interested Parties:
          Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, Inc., acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

4.   INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY
     SHAREHOLDERS, ETC.
 (A) Rights of Shareholders and Procedures for Their Exercise:
          Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Contracts with the Sales Handling Companies.
          Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.
          The major rights enjoyed by Shareholders are as follows:
       (i)     Voting rights
          Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.
       (ii)    Repurchase rights
          Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.
       (iii)   Rights to receive dividends
          Shareholders are entitled to receive any distributions from net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available capital loss carryovers.
          Shareholders may choose from three distribution options, though investors in Japan may only choose the last alternative.
     - Reinvest all distributions in additional shares without a sales charge;
     - Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or
     -    Receive all distributions in cash.
       (iv) Right to receive distributions upon dissolution Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.
       (v) Right to inspect accounting books and the like Shareholders are entitled to inspect the Agreement and Declaration of Trust, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.
       (vi)    Right to transfer shares
          Shares are transferable without restriction except as limited by applicable law.
       (vii) Rights with respect to the U.S. registration statement
          If, under the 1933 Act, there is, at any time it became effective, any material false statement in the U.S. registration statement, or any omission of any material statement to be stated therein necessary or not to cause the statements made therein to be materially misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such Statement or any underwriter of the relevant shares.
 (B) Tax Treatment of Shareholders in Japan:
          The tax treatment of Shareholders in Japan shall be as follows:
     (1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.
     a. The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.
     b. The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Sales Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.
     c. Net investment returns such as dividends, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.
          Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan.
     The amount subject to withholding of U.S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.
          The Japanese withholding tax imposed on
     distributions as referred to in a. and b. above will be collected by way of so-called "difference collecting method." In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.
     (2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.
     (3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.
     (4) The Japanese securities transaction tax will not be imposed so far as the transactions concerned are conducted outside Japan. Such tax, however, is applicable to dealers' transactions for their own account and to privately negotiated transactions conducted in Japan.
 (C) Foreign Exchange Control in U.S.A.:
          In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese shareholders.
 (D) Agent in Japan:
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki 3-chome
          Chiyoda-ku, Tokyo
          The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;
     (1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and
     (2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.
          The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of the initial public offering concerned as well as for the continuous disclosure is each of the following persons:
          Harume Nakano
          Ken Miura
          Attorneys-at-law
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki, 3-chome
          Chiyoda-ku, Tokyo
 (E)      Jurisdiction:
          Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:
          Tokyo District Court
          1-4, Kasumigaseki 1-chome
          Chiyoda-ku, Tokyo
5.   STATUS OF INVESTMENT FUND
(A)  Diversification of Investment Portfolio

                                              (As of the end of October 1998)
                      Name of              Total           Investment Ratio
Types of Assets       Country            U.S. Dollar              (%)

Common Stock          United Kingdom     411,505,221             25.50
                      France             241,765,221             14.97
                      Germany            175,748,987             10.88
                      Netherlands        157,762,231              9.77
                      Switzerland        139,553,040              8.64
                      Ireland             81,817,117              5.07
                      Sweden              80,020,686              4.95
                      Italy               75,499,844              4.67
                      Spain               54,245,028              3.40
                      Portugal            49,186,601              3.05
                      Finland             23,057,075              1.43
                      Austria             14,547,833              0.90
                      Greece              14,332,972              0.89
                      Poland              12,875,712              0.80
                      Denmark             10,920,003              0.68
                      Liechtenstein        7,089,661              0.44
                      Canada               5,985,804              0.37

Sub-Total                              1,555,913,036              96.35
Cash, Deposit and Other
Assets (After deduction
of liabilities)                           59,379,381               3.68

Total (Net Asset Value)                1,615,292,417             100.00
                                (yen 188,182 million)

    Note:Investment ration is calculated by dividing each asset at its market value by the total Net Asset
          Value of the Fund.  The same applies hereinafter.
(B)  Results of Past Operations
 (1) Record of Changes in Net Assets (Class M Shares)
(unaudited)
          Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of October 1998 is as follows:

                        Total Net Asset Value         Net Asset Value per Share
                          Dollar       Yen
                        (thousands) (millions)           Dollar       Yen
1st Fiscal Year         $746            87               $13.90       1,619
(June 30, 1995)
2nd Fiscal Year        4,047           471                15.86       1,848
(June 30, 1996)
3rd Fiscal Year       15,811         1,842                18.85       2,196
(June 30, 1997)
4th Fiscal Year       42,614         4,965                23.51       2,739

1997 End of November  19,334         2,252                19.55       2,278
            December  20,002         2,330                18.52       2,158
1998 End of January   20,999         2,446                18.82       2,193
           February   23,418         2,728                20.52       2,391
              March   26,875         3,131                22.21       2,587
              April   31,145         3,628                22.97       2,676
                May   36,768         4,283                23.45       2,732
               June   42,614         4,965                23.51       2,739
               July  114,329        13,319                23.96       2,791
             August  163,573        19,056                20.31       2,366
          September  137,523        16,021                19.19       2,236
            October  124,309        14,482                20.93       2,438

(Note)    Operations of Class M Shares were commenced on
     December 1, 1994.

 (2) Record of Distributions Paid  (unaudited)
     Class M Shares

Period                             Amount of Dividend paid per Share
                                   Income            Capital Gains
1st Fiscal Year
(12/1/94-6/30/95)                   --       --      $0.16  (yen18.64)
2nd Fiscal Year
(7/1/95-6/30/96)                    --       --      $0.40  (yen46.60)
3rd Fiscal Year
(7/1/96-6/30/97)                   $0.17  (yen19.81) $1.06  (yen123.49)
4th Fiscal Year
(7/1/97-6/30/98)                   $0.30  (yen34.95) $1.13  (yen131.65)

 (Note) Record of distribution paid from December 1994 to December 1998 are as follows:

                                     Dividend               NAV per Share
Ex-dividend Date                Dollar     Yen                  Dollar

1996 December 20                $1.230     143.30               $16.11
1997 December 19                $1.430     166.60               $18.09
1998 December 18                $1.196     139.33               $20.76

 (C) Record of Sales and Repurchases
     Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

Class M Shares
                   Number of   Number of   Net Increase    Number of
                   Shares Sold Shares      (Decrease) in   Outstanding
                               Repurchased    Shares       Shares
                                           Outstanding
1st Fiscal         91,235       37,562       53,673         53,673
Year                (0)           (0)         (0)
(12/1/94-
6/30/95)
2nd Fiscal     297,970      96,466       201,504        255,177
Year             (0)         (0)           (0)
(7/1/95-
6/30/96)
3rd Fiscal    1,962,484   1,378,637      583,847        839,024
Year             (0)         (0)           (0)
(7/1/96-
6/30/97)
4th Fiscal    2,299,229   1,325,283      973,946       1,812,970
Year             (0)         (0)           (0)
(7/1/97-
6/30/98)

Note:     The number of Shares sold, repurchased and
     outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. The Shares have started to sell in Japan since July 1, 1998.
II. OUTLINE OF THE FUND

1.   Fund
(A)  Law of Place of Incorporation
          The Fund is a Massachusetts business trust organized
     in Massachusetts, U.S.A. on November 10, 1988.
          Chapter 182 of the Massachusetts General Laws
     prescribes the fundamental matters in regard to the
     operations of certain business trusts constituting
     voluntary associations under that chapter.
          The Fund is an open-end, diversified management
     company under the Investment Company Act of 1940.
(B)  Outline of the Supervisory Authority
          Refer to I - l (B) Outline of the Supervisory
     Authority.
(C)  Purpose of the Fund
          The purpose of the Fund is to provide investors a
     managed investment primarily in securities, debt
     instruments and other instruments and rights of a
     financial character.
(D)  History of the Fund
     Organization of the Fund as a
     Massachusetts business trust.
     Adoption of the Agreement and Declaration of Trust.  November 10, 1988:
     Adoption of the Amended and Restated Agreement
     and Declaration of Trust                             July 13, 1990
(E)  Amount of Capital Stock
          Not applicable.
(F)  Structure of the management of the Fund
          The Trustees are responsible for generally overseeing the conduct of the Fund's business. The
     Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A
     Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.
          The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.
          Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein, (ii) for the removal of Trustees, to the extent provided therein,
     (iii) with respect to any investment adviser, to the extent provided therein, (iv) with respect to any termination of the Fund, to the extent provided therein,
     (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.
          On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees hall have determined that the matter affects one or more series or classes of shares materially differently, share are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.
          Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.
          The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The
     Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.
          Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.
          At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum.
     Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.
          Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.
          The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.
          The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.
          The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.
(G)  Information Concerning Major Shareholders
          Not applicable.
(H)  Information Concerning Directors, Officers and Employees

(1) Trustees and Officers of the Trust
     (as of October 30, 1998)
                                                       Shares
     Name      Office and             Resume            Owned
               Title
George Putnam  Chairman and  present: Chairman and    5,094.70
               President           Director of
                                   Putnam Management
                                   and Putnam Mutual
                                   Funds Corp.
                                   Director, Marsh &
                                   McLennan
                                   Companies, Inc.
John A. Hill   Vice          present: Chairman and    4,271.42
               Chairman            Managing
                                   Director, First
                                   Reserve
                                   Corporation
William F.     Vice          present: Professor       8,323.78
Pounds         Chairman            Emeritus of
                                   Management,
                                   Alfred P. Sloan
                                   School of
                                   Management,
                                   Massachusetts
                                   Institute of
                                   Technology
Jameson Adkins Trustee       present: President,        642.69
Baxter                             Baxter
                                   Associates, Inc.
Hans H. Estin  Trustee       present: Vice Chairman,    392.33
                                   North American
                                   Management Corp.
Ronald J.      Trustee       present: Former
Jackson                            Chairman,          1,126.007
                                   President and
                                   Chief Executive
                                   Officer of Fisher-
                                   Price, Inc.,
                                   Trustee of Salem
                                   Hospital and the
                                   Peabody Essex
                                   Museum
Paul. L.       Trustee       present: Professor of        0.0
Joskow                             Economics and
                                   Management,
                                   Massachusetts
                                   Institute of
                                   Technology,
                                   Director, New
                                   England
                                   Electrical
                                   System, State
                                   Farm Indemnity
                                   Company and
                                   Whitehead
                                   Institute for
                                   Biomedical
                                   Research
Elizabeth T.   Trustee       present: President         295.98
Kennan                             Emeritus and
                                   Professor, Mount
                                   Holyoke College
Lawrence J.    Trustee and   present: President,        101.83
Lasser         Vice                Chief Executive
               President           Officer and
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and the
                                   Investment
                                   Management
                                   Company
                                   Director, Marsh &
                                   McLennan
                                   Companies, Inc.
John H.        Trustee       present: Chairman and      545.69
Mullin, III                        Chief Executive
                                   Officer of
                                   Ridgeway Farm,
                                   Director of ACX
                                   Technologies,
                                   Inc., Alex. Brown
                                   Realty, Inc., and
                                   The Liberty
                                   Corporation
Robert E.      Trustee       present: President and   1,616.23
Patterson                          Trustee of Cabot
                                   Industrial Trust
                                   and Trustee of
                                   SEA Education
                                   Association
Donald S.      Trustee       present: Director of     1,526.59
Perkins                            various
                                   corporations,
                                   including Cummins
                                   Engine Company,
                                   Lucent
                                   Technologies,
                                   Inc., Nanophase
                                   Technologies,
                                   Inc. and Springs
                                   Industries, Inc.
George Putnam, Trustee       present: President, New    309.15
III                                Generation
                                   Research, Inc.
A.J.C. Smith   Trustee       present: Chairman and      130.78
                                   Chief Executive
                                   Officer, Marsh &
                                   McLennan
                                   Companies, Inc.
W. Thomas      Trustee       present: President and     110.19
Stephens                           Chief Executive
                                   Officer of
                                   MacMillan Bloedel
                                   Ltd., Director of
                                   Mail-well Inc.,
                                   Qwest
                                   Communications,
                                   The Eagle Picher
                                   Trust and New
                                   Century Energies
W. Nicholas    Trustee       present: Director of       121.58
Thorndike                          various
                                   corporations and
                                   charitable
                                   organizations,
                                   including Data
                                   General
                                   Corporation,
                                   Bradley Real
                                   Estate, Inc. and
                                   Providence
                                   Journal Co.
                                   Trustee of Cabot
                                   Industrial Trust,
                                   Massachusetts
                                   General Hospital
                                   and Eastern
                                   Utilities
                                   Associations
Charles E.     Executive     present: Managing            0.0
Porter         Vice                Director of
               President           Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
Patricia C.    Senior Vice   present: Senior Vice         0.0
Flaherty       President           President of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management
Ian C.         Vice          present:  Senior             0.0
Ferguson       President           Managing Director
                                   of Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
Gordon H.      Vice          present: Director and    10,170.01
Silver         President           Senior Managing
                                   Director of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
John D. Hughes Vice          present  Senior Vice         0.0
               President           President of
               and                 Putnam Investment
               Treasurer           Management, Inc.
Beverly Marcus Clerk and           N/A                  117.63
               Assistant
               Treasurer
John R. Verani Vice          present  Senior Vice         0.0
               President           President of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management
Nigel P. Hart  Vice          present  Vice President      0.0
               President           of Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
Omid Kamshad   Vice          present  Managing            0.0
               President           Director of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.
Mark Pollard   Vice          present  Senior Vice         0.0
               President           Predsident of
                                   Putnam
                                   Investments Inc.,
                                   and Putnam
                                   Investment
                                   Management, Inc.
Justin M.      Vice          present  Managing            0.0
Scott          President           Director of
                                   Putnam
                                   Investments, Inc.
                                   and Putnam
                                   Investment
                                   Management, Inc.

     (2) Employees of the Fund
          The Fund does not have any employees.
(I)  Description of Business and Outline of Operation
          The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, Inc., the investment adviser, to render investment advisory services and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as Investor Servicing Agent.
(J)  Miscellaneous
     (1)  Changes of Trustees and Officers
          Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.
     (2) Amendment to the Agreement and Declaration of Trust Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.
     (3)  Litigation and Other Significant Events
          Nothing which has or which would have a material adverse effect on the Fund has occurred which is required to be disclosed and has not been disclosed. The fiscal year end of the Fund is June 30. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2.   Putnam Investment Management, Inc. (Investment Management
     Company)
 (A) Law of Place of Incorporation
          Putnam is incorporated under the General Corporation Law of The Commonwealth of Massachusetts, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.
          Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(B)  Outline of the Supervisory Authority
          Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(C)  Purpose of the Company
          Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.



(D)  History of the Company
          Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. Investment Management Company has been managing mutual funds since 1937.
     Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with nearly $200 billion in assets in over 10 million shareholder accounts at the end of October 1998. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.
          Putnam Investment Management Inc., Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is located at One Post Office Square, Boston, Massachusetts 02109 and except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

(E)  Amount of Capital Stock  (as of the end of October 1998)

     1. Amount of Capital (issued capital stock at par value):
          Common Stock 1,000 shares at $1 par value

     2.   Number of authorized shares of capital stock:
          Common Stock 1,000 shares

     3.   Number of outstanding shares of capital stock:
          Common Stock 1,000 shares

     4. Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years:

                                    Amount of Capital
                 Year           (Total Stockholders' Equity)
          End of 1993                   $49,847,760
          End of 1994                   $48,149,491
          End of 1995                   $45,521,351
          End of 1996                   $45,817,658
          End of 1997                   $48,617,160

 (F) Structure of the Management of the Company
          Investment Management Company is ultimately managed
     by its Board of Directors, which is elected by its
     shareholders.
          Each fund managed by Investment Management Company
     is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's Global Core and Growth Equities
     Group), provide a continuous investment program for the
     Fund and place all orders for the purchase and sale of
     portfolio securities.
          The investment performance and portfolio of each
     Fund is overseen by its Board of Trustees, a majority of
     whom are not affiliated with Investment Management
     Company.  The Trustees meet 11 times a year and review
     the performance of each fund with its manager at least
     quarterly.
          In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-
     issue credit analysis and hundreds of onsite visits and
     other contacts with issuers every year. Investment Management Company is one of the largest managers of equity, high yield and other debt securities in the
     United States.
          The following officers of Investment Management
     Company have had primary responsibility for the day-to-
     day management of the Fund's portfolio since the years
     stated below:
                               (as of the end of October 1998)
     Names      Year              Business Experience
                                (at least 5 years)
Justin M. Scott 1990  Employed as an investment professional by
Managing              Putnam Investment Management, Inc. since
Director              1988.
Omid Kamshad    1996  Employed as an investment professional by
Managing              Putnam Management since January 1996.  Prior
Director              to January, 1996, Mr. Kamshad was Director
                      of Investments at Lombard Odier
                      International.  Prior to April, 1995, Mr.
                      Kamshad was Director at Baring Asset
                      Management Company
Mark D. Pollard 1995  Employed as an investment professional by
Senior Vice           Putnam Investment Management, Inc. since
President             1990
Nigel P. Hart   1998  Employed as an investment professional by
Vice President        Putnam Investment Management, Inc. since
                      1997. Prior to November 1997, Mr. Hart was a Vice President and Portfolio Manager at
                      IAI International

(G) Information Concerning Major Stockholders
            As of the end of October 1998, all the outstanding shares of capital stock of Investment Management Company were owned by Putnam Investments, Inc. See subsection D above.
(H) Information Concerning Officers and Employees
            The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management
Company. For each named individual, the table lists: (i) any other organizations (excluding other Investment
Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:
     List of Officers and Directors of Putnam Investment Management, Inc.

                                             (as of the end of October 1998)
                     Position
                     with Putnam
          Name       Investment    Other Business Affiliation
                     Management,
                     Inc.
1   Putnam, George   Chairman     Director of Putnam Mutual
                                  Funds Corp.
2   Lasser, Lawrence President
    J.               and
                     Director
3   Silver, Gordon   Director     Director of Putnam
    H.               and Senior   Fiduciary Trust Company and
                     Managing     Senior Managing Director of
                     Director     Putnam Mutual Funds Corp.
4   Burke, Robert W. Senior       Senior Managing Director of
                     Managing     Putnam Mutual Funds Corp.
                     Director
5   Collman,         Senior       Senior Managing Director of
    Kathleen M.      Managing     Putnam Mutual Funds Corp.
                     Director
6   Ferguson, Ian C. Senior
                     Managing
                     Director
7   Regan, Anthony   Senior
    W.               Managing
                     Director
8   Spiegel, Steven  Senior       Senior Managing Director of
                     Managing     Putnam Mutual Funds Corp.
                     Director
9   Anderson, Blake  Managing
    E.               Director
10  Antill, Jennifer Managing
                     Director
11  Beck, Robert R.  Managing
                     Director
12  Bogan, Thomas R. Managing
                     Director
13  Browchuk, Brett  Managing
                     Director
14  Cassaro, Joseph  Managing
    A.               Director
15  Cotner, C. Beth  Managing
                     Director
16  Cronin, Kevin M. Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
17  D'Alelio, Edward Managing
    H.               Director
18  Daly, Kenneth L. Managing     Managing Director of Putnam
                     Director     Mutual Funds Corp.
19  DeTore, John A.  Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
20  Durgarian,       Managing     Director and Managing
    Karnig H.        Director     Director of Putnam
                     and Chief    Fiduciary Trust Company
                     Financial
                     Officer
21  Esteves, Irene   Managing     Treasurer of Putnam
    M.               Director     Fiduciary Trust Company
                     and Chief
                     Financial
                     Officer
22  Gillis, Roland   Managing
                     Director
23  Haslett, Thomas  Managing
    R.               Director
24  Hurley, William  Managing     Managing Director and CFO
    J.               Director     of Putnam Mutual Funds
                                  Corp.
25  Jacobs, Jerome   Managing
    J.               Director
26  Joseph, Joseph   Managing
    P.               Director
27  Kamshad, Omid    Managing
                     Director
28  King, David L.   Managing     Managing Director of Putnam
                     Director     Mutual Funds Corp.
29  Kohli, D.        Managing
    William          Director
30  Kreisel, Anthony Managing
    I.               Director
31  Kuenstner,       Managing
    Deborah F.       Director
32  Landes, William  Managing
    J.               Director
33  Leichter,        Managing
    Jennifer         Director
34  Maloney, Kevin   Managing
    J.               Director
35  Martino, Michael Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
36  Maxwell, Scott   Managing
    M.               Director
37  McGue, William   Managing
    F.               Director
38  McMullen, Carol  Managing
    C.               Director
39  Mcmani, Krisha   Managing
                     Director
40  Miller, Daniel   Managing
    L.               Director
41  Morgan Jr., John Managing     Managing Director of Putnam
    J.               Director     Fiduciary Trust Company

42  O'Donnell Jr.,   Managing
    C. Patrick       Director
43  Oristaglio,      Managing
    Stephen          Director
44  Peacher, Stephen Managing
    C.               Director
45  Porter, Charles  Managing
    E.               Director
46  Reilly, Thomas   Managing
    V.               Director
47  Schultz,         Managing     Managing Director of Putnam
    Mitchell D.      Director     Mutual Funds Corp.
48  Scott, Justin M. Managing     Managing Director of Putnam
                     Director     Fiduciary Trust Company
49  Shadek Jr.,      Managing     Managing Director of Putnam
    Edward T.        Director     Fiduciary Trust Company
50  Starr, Loren     Managing     Managing Director of Putnam
                     Director     Mutual Funds Corp.
51  Swift, Robert    Managing
                     Director
52  Talanian, John   Managing     Managing Director of Putnam
    C.               Director     Mutual Funds Corp.
53  Tibbetts,        Managing     Managing Director of Putnam
    Richard B.       Director     Mutual Funds Corp.
54  Waldman, David   Managing
    L.               Director

55  Wetlaufer, Eric  Managing
                     Director
56  Woolverton,      Managing     Managing Director of Putnam
    William H.       Director     Mutual Funds Corp.
57  Zieff, William   Managing
    E.               Director
58  Arends, Michael  Senior Vice  Senior Vice President of
    K.               President    Putnam Mutual Funds Corp.
59  Asher, Steven E. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
                                  and Senior Vice President
                                  of Putnam Fiduciary Trust
                                  Company
60  Atkin, Michael   Senior Vice
    J.               President
61  Attridge, Gail   Senior Vice  Senior Vice President of
    S.               President    Putnam Fiduciary Trust
                                  Company
62  Augustine,       Senior Vice
    Jeffrey B.       President
63  Bakshi, Manjit   Senior Vice
    S.               President
64  Bamford, Dolores Senior Vice
    Snyder           President
65  Baumbach, Robert Senior Vice
    K.               President
66  Berka, Sharon A. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
67  Boselli, John A. Senior Vice
                     President
68  Bousa, Edward P. Senior Vice
                     President
69  Bresnahan,       Senior Vice  Senior Vice President of
    Leslee R.        President    Putnam Mutual Funds Corp.
70  Burke, Andrea    Senior Vice
                     President
71  Burns, Cheryl A. Senior Vice
                     President
72  Byrne, Joshua L. Senior Vice
                     President
73  Callahan, Ellen  Senior Vice
    S.               President
74  Carlson, David   Senior Vice
    G.               President
75  Chrostowski,     Senior Vice  Senior Vice President of
    Louis F.         President    Putnam Mutual Funds Corp.
76  Curran, Peter J. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
77  Dalferro, John   Senior Vice
    R.               President
78  Derbyshire,      Senior Vice
    Ralph C.         President
79  England, Richard Senior Vice
    B.               President
80  Farrell, Deborah Senior Vice  Senior Vice President of
    S.               President    Putnam Mutual Funds Corp.
81  Finch, Edward R. Senior Vice
                     President
82  Fitzgerald,      Senior Vice
    Michael T.       President
83  Flaherty,        Senior Vice  Senior Vice President of
    Patricia C.      President    Putnam Mutual Funds Corp.
84  Fontana, Forrest Senior Vice
    N.               President
85  Francis,         Senior Vice
    Jonathan H.      President
86  Frost, Karen T.  Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
87  Frucci, Richard  Senior Vice  Senior Vice President of
    M.               President    Putnam Fiduciary Trust
                                  Company
88  Fullerton, Brian Senior Vice  Senior Vice President of
    J.               President    Putnam Mutual Funds Corp.
89  Grant, Peter J.  Senior Vice  Senior Vice President of
                     President    Putnam Fiduciary Trust
                                  Company
90  Graviere,        Senior Vice
    Patrice          President
91  Grim, Daniel J.  Senior Vice
                     President
92  Haagensen, Paul  Senior Vice
    E.               President
93  Hadden, Peter J. Senior Vice
                     President
94  Halperin,        Senior Vice
    Matthew C.       President
95  Healey, Deborah  Senior Vice
    R.               President
96  Holding, Pamela  Senior Vice
                     President
97  Hotchkiss,       Senior Vice
    Michael F.       President
98  Kaufman, Jeffrey Senior Vice
                     President
99  Kay, Karen R.    Senior Vice  Clerk, Director and Senior
                     President    Vice President of Putnam
                                  Fiduciary Trust Company and
                                  Senior Vice President of
                                  Putnam Mutual Funds Corp.
100 Kirson, Steven   Senior Vice
    L.               President
101 Knight, Jeffrey  Senior Vice
    L.               President
102 Kobylarz,        Senior Vice
    Jeffrey J.       President
103 Koontz, Jill A.  Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
104 Korn, Karen R.   Senior Vice
                     President
105 Lannum III,      Senior Vice
    Coleman N.       President
106 Lindsey, Jeffrey Senior Vice
    R.               President
107 Lomba, Rufino R. Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
108 MacElwee, Jones, Senior Vice
    Elizabeth M.     President
109 Madore, Robert   Senior Vice  Senior Vice President of
    A.               President    Putnam Fiduciary Trust
                                  Company
110 Malloy, Julie M. Senior Vice
                     President
111 Marrkand, Paul   Senior Vice
    E.               President
112 Matteis, Andrew  Senior Vice
    S.               President
113 McDonald,        Senior Vice
    Richard E.       President
114 Meehan, Thalia   Senior Vice
                     President
115 Mehta, Sandeep   Senior Vice
                     President
116 Miller, William  Senior Vice
    H.               President
117 Minn, Seung H.   Senior Vice
                     President
118 Mockard, Jeanne  Senior Vice
    L.               President
119 Morgan, Kelly A. Senior Vice
                     President
120 Mufson, Michael  Senior Vice
    J.               President
121 Mullen, Donald   Senior Vice  Senior Vice President of
    E.               President    Putnam Mutual Funds Corp.
122 Mullin, Hugh H.  Senior Vice
                     President
123 Netols, Jeffrey  Senior Vice  Senior Vice President of
    W.               President    Putnam Fiduciary Trust
                                  Company
124 Oler, Stephen S. Senior Vice
                     President
125 Paine, Robert M. Senior Vice
                     President
126 Parker, Margery  Senior Vice
    C.               President
127 Perry, William   Senior Vice
                     President
128 Peters, Carmel   Senior Vice
                     President
129 Petralia,        Senior Vice  Senior Vice President of
    Randolph S.      President    Putnam Mutual Funds Corp.
130 Plapinger, Keith Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
131 Pohl, Charles G. Senior Vice
                     President
132 Pollard, Mark D. Senior Vice
                     President
133 Prusko, James M. Senior Vice  Senior Vice President of
                     President    Putnam Fiduciary Trust
                                  Company
135 Quistberg, Paul  Senior Vice
    T.               President
136 Ray, Christopher Senior Vice
    A.               President
137 Rogers, Kevin J. Senior Vice
                     President
138 Ruys de Perez,   Senior Vice  Senior Vice President of
    Charles A.       President    Putnam Fiduciary Trust
                                  Company and Senior Vice
                                  President of Putnam Mutual
                                  Funds Corp.
139 Santos, David J. Senior Vice  Senior Vice President of
                     President    Putnam Fiduciary Trust
                                  Company
140 Santosus,        Senior Vice
    Anthony C.       President
141 Schwister, Jay   Senior Vice  Senior Vice President of
    E.               President    Putnam Fiduciary Trust
                                  Company
142 Scordato,        Senior Vice  Senior Vice President of
    Christine A.     President    Putnam Mutual Funds Corp.
143 Simon, Sheldon   Senior Vice
    N.               President
144 Simozar, Saied   Senior Vice
                     President
145 Smith Jr., Leo   Senior Vice
    J.               President
146 Smith, Margaret  Senior Vice
    D.               President
147 Spatz, Erin J.   Senior Vice
                     President
148 Stack, Michael   Senior Vice  Senior Vice President of
    P.               President    Putnam Mutual Funds Corp.
149 Stairs, George   Senior Vice
    W.               President
150 Strumpf, Casey   Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
151 Sullivan, Roger  Senior Vice
    R.               President
152 Svensson, Lisa   Senior Vice
    H.               President
153 Swanberg,        Senior Vice
    Charles H.       President
154 Thomas, David K. Senior Vice
                     President
155 Thomsen,         Senior Vice  Senior Vice President of
    Rosemary H.      President    Putnam Fiduciary Trust
                                  Company
156 Troped, Bonnie   Senior Vice  Senior Vice President of
    L.               President    Putnam Mutual Funds Corp.
157 Verani, John R.  Senior Vice  Senior Vice President of
                     President    Putnam Mutual Funds Corp.
158 Walsh, Francis   Senior Vice
    P.               President
159 Warren, Paul C.  Senior Vice
                     President
160 Weinstein,       Senior Vice
    Michael R.       President
161 Weiss, Manuel    Senior Vice
                     President
162 Whalen, Edward   Senior Vice  Senior Vice President of
    F.               President    Putnam Mutual Funds Corp.
163 Wheeler, Diane   Senior Vice
    D.F.             President
164 Wyke, Richard P. Senior Vice
                     President
165 Yogg, Michael R. Senior Vice
                     President
166 Zukowski, Gerald Senior Vice
    S.               President

(I)  Summary of Business Lines and Business Operation
     Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of October 1998, Investment Management Company managed, advised, and/or administered the following 113 funds and fund portfolios (having an aggregate net asset value of approximately $199 billion):

                               (As of the end of October 1998)

           Name             Month/Date Principal  Total         Net
                              Year      Principal  Net          Asset
                            Established Characte-  Asset        Value
                                        ristics    Value        per
                                                   ($million)   share
                                                                 ($)


The George Putnam Fund of   11/5/37 Open/Equity  3,472.8 18.48
Boston; A                                        3
The George Putnam Fund of   4/24/92 Open/Equ  1,351.3 18.33
Boston; B                           ity             9
The George Putnam Fund of   12/1/94 Open/Equ   279.41 18.33
Boston; M                           ity
The George Putnam Fund of    1/1/94 Open/Equ   462.87 18.51
Boston; Y                           ity
Putnam American Government   3/1/85 Open/Bon  1,475.5  9.03
Income Fund; A                      d               7
Putnam American Government  5/20/94 Open/Bon   100.79  9.00
Income Fund; B                      d
Putnam American Government  2/14/95 Open/Bon     4.32  9.05
Income Fund; M                      d
Putnam Asia Pacific Growth  2/20/91 Open/Equ   173.78  9.54
Fund; A                             ity
Putnam Asia Pacific Growth   6/1/93 Open/Equ   109.10  9.36
Fund; B                             ity
Putnam Asia Pacific Growth   2/1/95 Open/Equ     5.90  9.47
Fund; M                             ity
Putnam Asia Pacific Fund II 3/23/98 Open/Equ     1.79  6.79
                                   ity
Putnam Asset Allocation:     2/7/94 Open/Bal   895.56 11.12
Balanced Portfolio; A               anced
Putnam Asset Allocation:    2/11/94 Open/Bal   501.23 11.05
Balanced Portfolio; B               anced
Putnam Asset Allocation:     9/1/94 Open/Bal    99.20 11.00
Balanced Portfolio; C               anced
Putnam Asset Allocation:     2/6/95 Open/Bal    59.65 11.10
Balanced Portfolio; M               anced
Putnam Asset Allocation:    7/14/94 Open/Bal   223.44 11.12
Balanced Portfolio; Y               anced
Putnam Asset Allocation :    2/7/94 Open/Bal   385.20 10.07
Conservative Portfolio; A           anced
Putnam Asset Allocation :   2/18/94 Open/Bal   167.74 10.04
Conservative Portfolio; B           anced
Putnam Asset Allocation :    9/1/94 Open/Bal    49.27 10.01
Conservative Portfolio; C           anced
Putnam Asset Allocation :    2/7/95 Open/Bal    19.97 10.04
Conservative Portfolio; M           anced
Putnam Asset Allocation :   7/14/94 Open/Bal    42.26 10.08
Conservative Portfolio; Y           anced
Putnam Asset Allocation:     2/8/94 Open/Bal   633.02 12.42
Growth Portfolio; A                 anced
Putnam Asset Allocation:    2/16/94 Open/Bal   408.59 12.23
Growth Portfolio; B                 anced
Putnam Asset Allocation:     9/1/94 Open/Bal    92.93 12.14
Growth Portfolio; C                 anced
Putnam Asset Allocation:     2/1/95 Open/Bal    55.06 12.25
Growth Portfolio; M                 anced
Putnam Asset Allocation:    7/14/94 Open/Bal   213.14 12.51
Growth Portfolio; Y                 anced
Putnam Arizona Tax Exempt   1/30/91 Open/Bon   117.36  9.37
Income Fund; A                      d
Putnam Arizona Tax Exempt   7/15/93 Open/Bon    33.04  9.35
Income Fund; B                      d
Putnam Arizona Tax Exempt    7/3/95 Open/Bon     0.52  9.38
Income Fund; M                      d
Putnam Balanced Fund        10/2/95 Open/Bal     3.21 12.07
                                   anced
Putnam Balanced Retirement  4/19/85 Open/Bal   645.02 11.02
Fund; A                             anced
Putnam Balanced Retirement   2/1/94 Open/Bal   149.40 10.93
Fund; B                             anced
Putnam Balanced Retirement  3/17/95 Open/Bal    12.00 10.96
Fund; M                             anced
Putnam California           11/27/92Closed/B    72.59 15.76
Investment Grade Municipal          ond
Trust
Putnam California Tax       4/29/83 Open/Bon  3,048.9  8.85
Exempt Income Fund; A               d               3
Putnam California Tax        1/4/93 Open/Bon   643.47  8.84
Exempt Income Fund; B               d
Putnam California Tax       2/14/95 Open/Bon    15.06  8.85
Exempt Income Fund; M               d
Putnam California Tax       10/26/87Open/Bon    58.22  1.00
Exempt Money Market Fund            d
Putnam Capital               8/5/83 Open/Equ    33.89  7.14
Opportunities Fund; A               ity
Putnam Capital              11/2/94 Open/Equ    45.77  7.12
Opportunities Fund; B               ity
Putnam Capital              1/22/96 Open/Equ     3.06  7.13
Opportunities Fund; M               ity
Putnam Capital Appreciation  8/5/93 Open/Equ  1,411.9 20.78
Fund; A                             ity             2
Putnam Capital Appreciation 11/2/94 Open/Equ  1,571.3 20.47
Fund; B                             ity             5
Putnam Capital Appreciation 1/22/96 Open/Equ   106.05 20.52
Fund; M                             ity
Putnam Convertible          6/29/95 Closed/B    85.71 23.14
Opportunities & Income              ond
Trust
Putnam Convertible Income-  6/29/72 Open/Bal  1,056.2 20.03
Growth Trust; A                     anced           9
Putnam Convertible Income-  7/15/93 Open/Bal   289.48 19.83
Growth Trust; B                     anced
Putnam Convertible Income-  3/13/95 Open/Bal    18.08 19.92
Growth Trust; M                     anced
Putnam Diversified Equity    7/1/94 Open/Equ   262.47 12.77
Trust; A                            ity
Putnam Diversified Equity    7/2/94 Open/Equ   332.45 12.60
Trust; B                            ity
Putnam Diversified Equity    7/3/95 Open/Equ    26.71 12.66
Trust; M                            ity
Putnam Dividend Income Fund 9/28/89 Closed/B   125.89 11.63
                                   ond
Putnam Diversified Income   10/3/88 Open/Bon  1,845.8 11.33
Trust; A                            d               0
Putnam Diversified Income    3/1/93 Open/Bon  2,101.6 11.28
Trust; B                            d               1
Putnam Diversified Income   12/1/94 Open/Bon  1,033.0 11.30
Trust; M                            d               5
Putnam Diversified Income   7/11/96 Open/Bon    19.20 11.34
Trust ; Y                           d
Putnam Emerging Markets     10/2/95 Open/Equ    34.99  6.65
Fund; A                             ity
Putnam Emerging Markets     10/2/95 Open/Equ    24.57  6.57
Fund; B                             ity
Putnam Emerging Markets     10/2/95 Open/Equ     2.16  6.59
Fund; M                             ity
Putnam Equity Fund 98       12/30/97Open/Equ     4.13  8.71
                                   ity
Putnam Equity Income Fund;  6/15/77 Open/Bal  1,058.0 16.16
A                                   anced           7
Putnam Equity Income Fund;  9/13/93 Open/Bal   602.92 16.06
B                                   anced
Putnam Equity Income Fund;  12/2/94 Open/Bal    55.71 16.07
M                                   anced
Putnam Europe Growth Fund;   9/7/90 Open/Equ   811.57 21.10
A                                   ity
Putnam Europe Growth Fund;   2/1/94 Open/Equ   679.42 20.54
B                                   ity
Putnam Europe Growth Fund;  12/1/94 Open/Equ   124.31 20.93
M                                   ity
Putnam Florida Tax Exempt   8/24/90 Open/Bon   240.08  9.49
Income Fund; A                      d
Putnam Florida Tax Exempt    1/4/93 Open/Bon    77.59  9.49
Income Fund; B                      d
Putnam Florida Tax Exempt    5/1/95 Open/Bon     1.36  9.49
Income Fund; M                      d
Putnam Global Equity Fund    5/6/98 Open/Equ     1.96  7.87
                                   ity
Putnam Global Natural       7/24/80 Open/Equ   182.11 18.23
Resources Fund; A                   ity
Putnam Global Natural        2/1/94 Open/Equ   126.09 17.87
Resources Fund; B                   ity
Putnam Global Natural        7/3/95 Open/Equ     6.97 18.05
Resources Fund; M                   ity
Putnam Global Growth and     1/3/95 Open/Equ    23.65 12.31
Income Fund; A                      ity
Putnam Global Growth and     1/3/95 Open/Equ    17.80 12.25
Income Fund; B                      ity
Putnam Global Growth and     1/3/95 Open/Equ     1.98 12.28
Income Fund; M                      ity
Putnam Global Governmental   6/1/87 Open/Bon   252.97 12.77
Income Trust; A                     d
Putnam Global Governmental   2/1/94 Open/Bon    35.86 12.74
Income Trust; B                     d
Putnam Global Governmental  3/17/95 Open/Bon   213.20 12.72
Income Trust; M                     d
Putnam Global Growth Fund;   9/1/67 Open/Equ  2,879.8 11.01
A                                   ity             0
Putnam Global Growth Fund;  4/27/92 Open/Equ  1,730.9 10.58
B                                   ity             1
Putnam Global Growth Fund;   3/1/95 Open/Equ    50.66 10.90
M                                   ity
Putnam Global Growth Fund;  6/15/94 Open/Equ    62.52 11.19
Y                                   ity
Putnam Growth and Income     1/5/95 Open/Bal  1,176.9 14.05
Fund II; A                          anced           3
Putnam Growth and Income     1/5/95 Open/Bal  1,406.1 13.94
Fund II; B                          anced           3
Putnam Growth and Income     1/5/95 Open/Bal   160.92 13.98
Fund II; M                          anced
The Putnam Fund for Growth  11/6/57 Open/Bal  18,815. 20.45
and Income; A                       anced          53
The Putnam Fund for Growth  4/27/92 Open/Bal  15,672. 20.20
and Income; B                       anced          29
The Putnam Fund for Growth   5/1/95 Open/Bal   421.51 20.33
and Income; M                       anced
The Putnam Fund for Growth  6/15/94 Open/Bal   838.99 20.48
and Income; Y                       anced
Putnam  Growth Fund         4/30/98 Open/Equ     1.95  8.09
                                   ity
Putnam Growth               10/2/95 Open/Equ   349.00 16.04
Opportunities; A                    ity
Putnam Growth                8/1/97 Open/Equ   371.25 15.89
Opportunities; B                    ity
Putnam Growth                8/1/97 Open/Equ    30.41 15.94
Opportunities; M                    ity
Putnam High Income           7/9/87 Closed/B   113.72  8.40
Convertible and Bond Fund           ond
Putnam High Yield Advantage 3/25/86 Open/Bon  1,183.7  7.98
Fund; A                             d               4
Putnam High Yield Advantage 5/16/94 Open/Bon   993.61  7.94
Fund; B                             d
Putnam High Yield Advantage 12/1/94 Open/Bon   899.42  7.97
Fund; M                             d
Putnam High Yield Municipal 5/25/89 Closed/B   247.99  9.23
Trust                               ond
Putnam High Yield Total      1/1/97 Open/Bon    42.41  7.34
Return Fund; A                      d
Putnam High Yield Total      1/1/97 Open/Bon    46.38  7.27
Return Fund; B                      d
Putnam High Yield Total      1/1/97 Open/Bon     3.53  7.28
Return Fund; M                      d
Putnam High Quality Bond     6/2/86 Open/Bon   340.01 10.22
Fund; A                             d
Putnam High Quality Bond     6/6/94 Open/Bon    34.71 10.17
Fund; B                             d
Putnam High Quality Bond    4/12/95 Open/Bon     4.80 10.22
Fund; M                             d
Putnam High Yield Fund II;  12/31/97Open/Bon   317.38  7.63
A                                   d
Putnam High Yield Fund II;  12/31/97Open/Bon   491.87  7.62
B                                   d
Putnam High Yield Fund II;  12/31/97Open/Bon    21.27  7.62
M                                   d
Putnam High Yield Trust; A  2/14/78 Open/Bon  2,589.0 10.54
                                   d               6
Putnam High Yield Trust; B   3/1/93 Open/Bon   901.68 10.50
                                   d
Putnam High Yield Trust; M   7/3/95 Open/Bon    17.70 10.54
                                   d
Putnam Health Sciences      5/28/82 Open/Equ  2,538.5 61.99
Trust; A                            ity             4
Putnam Health Sciences       3/1/93 Open/Equ  1,612.0 59.88
Trust; B                            ity             1
Putnam Health Sciences       7/3/95 Open/Equ    70.01 61.22
Trust; M                            ity
Putnam Income Fund; A       11/1/54 Open/Bon  1,428.2  6.87
                                   d               6
Putnam Income Fund; B        3/1/93 Open/Bon   494.39  6.84
                                   d
Putnam Income Fund; M       12/14/94Open/Bon  1,185.4  6.84
                                   d               1
Putnam Income Fund; Y       2/12/94 Open/Bon   246.85  6.88
                                   d
Putnam Intermediate U.S.    2/16/93 Open/Bon   227.09  5.04
Government Income Fund; A           d
Putnam Intermediate U.S.    2/16/93 Open/Bon   142.78  5.04
Government Income Fund; B           d
Putnam Intermediate U.S.     4/3/95 Open/Bon     9.23  5.05
Government Income Fund; M           d
Putnam Intermediate U.S.    10/1/97 Open/Bon   117.55  5.04
Government Income Fund; Y           d
Putnam International Fund   12/28/95Open/Equ     4.03 10.38
                                   ity
Putnam International Growth  8/1/96 Open/Equ   377.20 10.81
and Income Fund;  A                 ity
Putnam International Growth  8/1/96 Open/Equ   373.37 10.74
and Income Fund;  B                 ity
Putnam International Growth  8/1/96 Open/Equ    33.66 10.78
and Income Fund;  M                 ity
Putnam International Growth 2/28/91 Open/Equ  1,936.9 17.97
Fund; A                             ity             0
Putnam International Growth  6/1/94 Open/Equ  1,260.9 17.59
Fund; B                             ity             5
Putnam International Growth 12/1/94 Open/Equ   139.25 17.80
Fund; M                             ity
Putnam International Growth 7/12/96 Open/Equ   134.83 18.03
Fund; Y                             ity
Putnam International New     1/3/95 Open/Equ   681.71 11.49
Opportunities Fund; A               ity
Putnam International New    7/21/95 Open/Equ   838.37 11.26
Opportunities Fund; B               ity
Putnam International New    7/21/95 Open/Equ    66.57 11.35
Opportunities Fund; M               ity
Putnam International        12/28/95Open/Equ   104.58 12.80
Voyager Fund;  A                    ity
Putnam International        10/30/96Open/Equ    78.00 12.66
Voyager Fund;  B                    ity
Putnam International        10/30/96Open/Equ     9.25 12.72
Voyager Fund;  M                    ity
Putnam Investment Grade     10/26/89Closed/B   249.91 12.00
Municipal Trust I                   ond
Putnam Investment Grade     11/27/92Closed/B   189.98 14.22
Municipal Trust II                  ond
Putnam Investment Grade     11/29/93Closed/B    54.14 13.51
Municipal Trust III                 ond
Putnam Investors Fund; A    12/1/25 Open/Equ  3,329.3 12.82
                                   ity             7
Putnam Investors Fund; B     3/1/93 Open/Equ  1,245.8 12.32
                                   ity             6
Putnam Investors Fund; M    12/2/94 Open/Equ   100.18 12.61
                                   ity
Putnam Investors Fund; Y    11/30/96Open/Equ   197.67 12.85
                                   ity
Putnam Investment Fund 98   2/17/98 Open/Equ     2.49  9.23
                                   ity
Putnam Japan Fund           12/28/95Open/Equ     2.20  5.07
                                   ity
Putnam Latin America Fund   3/23/98 Open/Equ     1.35  5.28
                                   ity
Putnam Massachusetts Tax    10/23/89Open/Bon   298.89  9.64
Exempt Income Fund; A               d
Putnam Massachusetts Tax    7/15/93 Open/Bon   114.83  9.63
Exempt Income Fund; B               d
Putnam Massachusetts Tax    5/12/95 Open/Bon     3.40  9.63
Exempt Income Fund; M               d
Putnam Master Income Trust  12/28/87Closed/B   439.52  8.28
                                   ond
Putnam Master Intermediate  4/29/88 Closed/B   797.54  7.97
Income Trust                        ond
Putnam Managed High Yield   6/25/93 Closed/B    92.15 12.28
Trust                               ond
Putnam Michigan Tax Exempt  10/23/89Open/Bon   147.75  9.36
Income Fund; A                      d
Putnam Michigan Tax Exempt  7/15/93 Open/Bon    43.97  9.35
Income Fund; B                      d
Putnam Michigan Tax Exempt  4/17/95 Open/Bon     1.86  9.36
Income Fund; M                      d
Putnam Minnesota Tax Exempt 10/23/89Open/Bon   102.42  9.22
Income Fund; A                      d
Putnam Minnesota Tax Exempt 7/15/93 Open/Bon    46.00  9.19
Income Fund; B                      d
Putnam Minnesota Tax Exempt  4/3/95 Open/Bon     1.45  9.22
Income Fund; M                      d
Putnam Managed Municipal    2/24/89 Closed/B   453.57  9.81
Income Trust                        ond
Putnam Money Market Fund; A 10/1/76 Open/Bon  2,727.4  1.00
                                   d               0
Putnam Money Market Fund; B 4/27/92 Open/Bon   808.21  1.00
                                   d
Putnam Money Market Fund; M 12/8/94 Open/Bon    86.32  1.00
                                   d
Putnam Master Intermediate  4/29/88 Closed/B   797.54  7.97
Income Trust                        ond
Putnam Municipal Income     5/22/89 Open/Bon   823.09  9.33
Fund; A                             d
Putnam Municipal Income      1/4/93 Open/Bon   503.07  9.32
Fund; B                             d
Putnam Municipal Income     12/1/94 Open/Bon    15.11  9.33
Fund; M                             d
Putnam Municipal            5/28/93 Closed/B   230.11 14.24
Opportunities Trust                 ond
Putnam New Opportunities    8/31/90 Open/Equ  8,784.9 49.47
Fund; A                             ity             2
Putnam New Opportunities     3/1/93 Open/Equ  6,583.2 47.41
Fund; B                             ity             3
Putnam New Opportunities    12/1/94 Open/Equ   377.49 48.50
Fund; M                             ity
Putnam New Opportunities    7/19/94 Open/Equ   422.17 50.03
Fund; Y                             ity
Putnam New Value Fund;  A    1/3/96 Open/Equ   385.43 13.77
                                   ity
Putnam New Value Fund;  B   2/26/96 Open/Equ   392.33 13.59
                                   ity
Putnam New Value Fund;  M   2/26/96 Open/Equ    38.92 13.66
                                   ity
Putnam New Jersey Tax       2/20/90 Open/Bon   217.87  9.37
Exempt Income Fund; A               d
Putnam New Jersey Tax        1/4/93 Open/Bon   100.41  9.37
Exempt Income Fund; B               d
Putnam New Jersey Tax        5/1/95 Open/Bon     0.79  9.38
Exempt Income Fund; M               d
Putnam New York Investment  11/27/92Closed/B    40.55 14.24
Grade Municipal Trust               ond
Putnam New York Tax Exempt   9/2/83 Open/Bon  1,630.9  9.06
Income Fund; A                      d               1
Putnam New York Tax Exempt   1/4/93 Open/Bon   231.50  9.05
Income Fund; B                      d
Putnam New York Tax Exempt  4/10/95 Open/Bon     2.34  9.06
Income Fund; M                      d
Putnam New York Tax Exempt  10/26/87Open/Bon    38.45  1.00
Money Market Fund                   d
Putnam New York Tax Exempt  11/7/90 Open/Bon   166.93  9.21
Opportunities Fund; A               d
Putnam New York Tax Exempt   2/1/94 Open/Bon    68.09  9.20
Opportunities Fund; B               d
Putnam New York Tax Exempt  2/10/95 Open/Bon     2.44  9.19
Opportunities Fund; M               d
Putnam Ohio Tax Exempt      10/23/89Open/Bon   185.47  9.25
Income Fund; A                      d
Putnam Ohio Tax Exempt      7/15/93 Open/Bon    55.50  9.24
Income Fund; B                      d
Putnam Ohio Tax Exempt       4/3/95 Open/Bon     2.30  9.25
Income Fund; M                      d
Putnam OTC & Emerging       11/1/82 Open/Equ  2,053.3 14.13
Growth Fund; A                      ity             9
Putnam OTC & Emerging       7/15/93 Open/Equ  1,011.4 13.50
Growth Fund; B                      ity             6
Putnam OTC & Emerging       12/2/94 Open/Equ   203.17 13.81
Growth Fund; M                      ity
Putnam OTC & Emerging       7/12/96 Open/Equ    79.60 14.23
Growth Fund; Y                      ity
Putnam Pennsylvania Tax     7/21/89 Open/Bon   185.65  9.41
Exempt Income Fund; A               d
Putnam Pennsylvania Tax     7/15/93 Open/Bon    95.73  9.40
Exempt Income Fund; B               d
Putnam Pennsylvania Tax      7/3/95 Open/Bon     2.31  9.42
Exempt Income Fund; M               d
Putnam Preferred Income      1/4/84 Open/Bon   124.44  9.00
Fund; A                             d
Putnam Preferred Income     4/20/95 Open/Bon    12.15  8.97
Fund; M                             d
Putnam Premier Income Trust 2/29/88 Closed/B  1,113.6  7.94
                                   ond             7
Putnam Research Fund;  A    10/2/95 Open/Equ   163.23 13.47
                                   ity
Putnam Research Fund;  B    6/15/98 Open/Equ   152.08 13.43
                                   ity
Putnam Research Fund;  M    6/15/98 Open/Equ    14.22 13.44
                                   ity
Putnam Strategic Income     2/19/95 Open/Bon    70.14  7.67
Fund; A                             d
Putnam Strategic Income     2/19/96 Open/Bon   107.93  7.67
Fund; B                             d
Putnam Strategic Income     2/19/96 Open/Bon     9.22  7.66
Fund; M                             d
Putnam Tax Exempt Income    12/31/76Open/Bon  1,974.1  9.24
Fund; A                             d               7
Putnam Tax Exempt Income     1/4/93 Open/Bon   248.57  9.24
Fund; B                             d
Putnam Tax Exempt Income    2/16/95 Open/Bon     9.54  9.26
Fund; M                             d
Putnam Tax Exempt Money     10/26/87Open/Bon    80.36  1.00
Market Fund                         d
Putnam Tax - Free Heath     6/29/92 Closed/B   206.04 14.92
Care Fund                           ond
Putnam Tax - Free Income    9/20/93 Open/Bon  1,001.8 14.63
Trust                               d               0
Tax - Free High Yield Fund;
A
Putnam Tax - Free Income     9/9/85 Open/Bon  1,000.1 14.65
Trust                               d               7
Tax - Free High Yield Fund
B
Putnam Tax - Free Income    12/29/94Open/Bon    19.52 14.64
Trust                               d
Tax - Free High Yield Fund
M
Putnam Tax - Free Income    9/30/93 Open/Bon   236.10 15.56
Trust                               d
Tax - Free Insured Fund; A
Putnam Tax - Free Income     9/9/85 Open/Bon   350.26 15.58
Trust                               d
Tax - Free Insured Fund; B
Putnam Tax - Free Income     6/1/95 Open/Bon     2.31 15.55
Trust                               d
Tax - Free Insured Fund; M
Putnam U.S. Core Growth      5/4/98 Open/Equ     1.98  8.26
Fund                                ity
Putnam U.S. Government       2/8/84 Open/Bon  2,110.2 13.17
Income Trust; A                     d               3
Putnam U.S. Government      4/27/92 Open/Bon  1,343.5 13.11
Income Trust; B                     d               3
Putnam U.S. Government       2/6/95 Open/Bon   162.51 13.15
Income Trust; M                     d
Putnam U.S. Government      4/11/94 Open/Bon     8.39 13.17
Income Trust; Y                     d
Putnam Utilities Growth and 11/19/90Open/Bal   826.09 13.62
Income Fund; A                      anced
Putnam Utilities Growth and 4/27/92 Open/Bal   706.24 13.54
Income Fund; B                      anced
Putnam Utilities Growth and  3/1/95 Open/Bal    13.82 13.60
Income Fund; M                      anced
Putnam Value Fund           4/30/98 Open/Equ     1.88  7.90
                                   ity
Putnam Vista Fund; A         6/3/68 Open/Equ  2,872.8 11.74
                                   ity             4
Putnam Vista Fund; B         3/1/93 Open/Equ  1,388.5 11.20
                                   ity             1
Putnam Vista Fund; M        12/1/94 Open/Equ   113.50 11.49
                                   ity
Putnam Vista Fund; Y        3/28/95 Open/Equ   250.95 11.88
                                   ity
Putnam Voyager Fund II; A   4/14/93 Open/Equ   614.42 19.43
                                   ity
Putnam Voyager Fund II; B   10/2/95 Open/Equ   570.17 18.99
                                   ity
Putnam Voyager Fund II; M   10/2/95 Open/Equ    69.37 19.15
                                   ity
Putnam Voyager Fund; A       4/1/96 Open/Equ  12,988. 19.85
                                   ity            17
Putnam Voyager Fund; B      4/27/92 Open/Equ  6,724.0 18.67
                                   ity             6
Putnam Voyager Fund; M      12/1/94 Open/Equ   306.11 19.43
                                   ity
Putnam Voyager Fund; Y       4/1/94 Open/Equ  1,366.3 20.14
                                   ity             5
Putnam VT Asia Pacific       5/1/95 Open/Equ    83.60  7.63
Growth Fund; A                      ity
Putnam VT Asia Pacific      4/30/98 Open/Equ     0.02  7.62
Growth Fund; B                      ity
Putnam VT Diversified       9/15/93 Open/Bon   645.84 10.22
Income Fund; A                      d
Putnam VT Diversified        4/6/98 Open/Bon     0.87 10.21
Income Fund; B                      d
Putnam VT  Global Asset      2/1/88 Open/Bal   948.41 17.39
Allocation Fund; A                  anced
Putnam VT  Global Asset     4/30/98 Open/Bal     0.68 17.40
Allocation Fund; B                  anced
Putnam VT George Putnam     4/30/98 Open/Equ    77.03  9.90
Fund; A                             ity
Putnam VT George Putnam     4/30/98 Open/Equ     0.83  9.90
Fund; B                             ity
Putnam VT Global Growth      5/1/90 Open/Equ  1,705.7 17.38
Fund; A                             ity             5
Putnam VT Global Growth     4/30/98 Open/Equ     0.20 17.37
Fund; B                             ity
Putnam VT Growth and Income  2/1/88 Open/Bal  9,155.7 26.59
Fund; A                             anced           4
Putnam VT Growth and Income  4/6/98 Open/Bal     2.22 26.57
Fund; B                             anced
Putnam VT High Yield Fund;   2/1/88 Open/Bon   967.01 11.18
A                                   d
Putnam VT High Yield Fund;  4/30/98 Open/Bon     0.89 11.18
B                                   d
Putnam VT Health and        4/30/98 Open/Equ    91.08  9.81
Sciences  Fund; A                   ity
Putnam VT Health and        4/30/98 Open/Equ     0.32  9.81
Sciences  Fund; B                   ity
Putnam VT International      1/1/97 Open/Bal   282.06 11.77
Growth and Income; A                anced
Putnam VT International      4/6/98 Open/Bal     0.39 11.77
Growth and Income; B                anced
Putnam VT International New  1/1/97 Open/Equ   118.41 10.21
Opportunities Fund; A               ity
Putnam VT International New 4/30/98 Open/Equ     0.04 10.21
Opportunities Fund; B               ity
Putnam VT International      1/1/97 Open/Equ   280.65 12.30
Growth Fund; A                      ity
Putnam VT International     4/30/98 Open/Equ     4.19 12.29
Growth Fund; B                      ity
Putnam VT Investors  Fund;  4/30/98 Open/Equ   143.48  9.83
A                                   ity
Putnam VT Investors  Fund;  4/30/98 Open/Equ     0.96  9.83
B                                   ity
Putnam VT Money Market       2/1/88 Open/Bon   669.79  1.00
Fund; A                             d
Putnam VT Money Market      4/30/98 Open/Bon     2.16  1.00
Fund; B                             d
Putnam VT New Opportunities  5/2/94 Open/Equ  2,886.9 21.33
Fund; A                             ity             1
Putnam VT New Opportunities 4/30/98 Open/Equ     0.63 21.32
Fund; B                             ity
Putnam VT New Value Fund; A  1/2/97 Open/Equ   235.90 11.21
                                   ity
Putnam VT New Value Fund; B 4/30/98 Open/Equ     0.11 11.21
                                   ity
Putnam VT OTC & Emerging    4/30/98 Open/Equ    18.49  8.07
Growth Fund; A                      ity
Putnam VT OTC & Emerging    4/30/98 Open/Equ     0.21  8.07
Growth Fund; B                      ity
Putnam VT Research Fund; A  10/1/98 Open/Equ     9.81 10.58
                                   ity
Putnam VT Research Fund; B  10/1/98 Open/Equ     0.10 10.58
                                   ity
Putnam VT Utilities Growth   5/1/92 Open/Bal   941.78 17.06
and Income Fund; A                  anced
Putnam VT Utilities Growth  4/30/98 Open/Bal     0.38 17.06
and Income Fund; B                  anced
Putnam VT Vista Fund; A      1/2/97 Open/Equ   250.18 12.21
                                   ity
Putnam VT Vista Fund; B     4/30/98 Open/Equ     0.46 12.22
                                   ity
Putnam VT Voyager Fund; A    2/1/88 Open/Equ  4,840.7 38.43
                                   ity             7
Putnam VT Voyager Fund; B   4/30/98 Open/Equ     1.42 38.41
                                   ity

 (J) Miscellaneous
     1.   Election and Removal of Directors
          Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment
     Management Company.

     2.   Results of Operations
          Officers are elected by the Board of Directors.  The
     Board of Directors may remove any officer without cause.

     3.   Supervision by SEC of Changes in Directors and
     Certain Officers
          Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.
          Under Section 9 (b) of the Investment Company Act of 1940 SEC may prohibit the directors and officers from remaining in office, if SEC will judge that such directors and officers have willfully violated any provision of the federal securities law.

     4. Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

          a.   Articles of Organization of Investment
               Management Company may be amended, under the General Corporation Law of The Commonwealth of
               Massachusetts, by appropriate shareholders' vote.

          b.   Under the General Corporation Law of The
               Commonwealth of Massachusetts, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

          c. Investment Management Company has no direct subsidiaries.

     5.   Litigation, etc.
          There are no known facts, such as legal proceedings, which are expected to materially affect the Fund and/or Investment Management Company within the six-month period preceding the filing of this Registration Statement.
III. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)
     (1) Amount of Capital
          U.S.$51,300,042 as of the end of October 1998
     (2)  Description of Business
          Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam Investments, Inc., parent of Putnam. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.
     (3) Outline of Business Relationship with the Fund Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(B)  Putnam Mutual Funds Corp. (the Principal Underwriter)
     (1) Amount of Capital
          U.S.$51,300,042 as of the end of October 1998
     (2)  Description of Business
          Putnam Mutual Funds Corp. is the Principal
          Underwriter of the shares of Putnam Funds including the Fund.
     (3) Outline of Business Relationship with the Fund Putnam Mutual Funds Corp. engages in providing marketing services to the Fund.

(C)  Yamatane Securities Co., Ltd. (Distributor in Japan and
     Agent Company)
     (1)  Amount of Capital
          14,760,035,531 billion as of the end of October
          1998
     (2)  Description of Business
          Yamatane Securities Co., Ltd. is a diversified securities company in Japan. Also, it engages the fund units for the investment trust funds of Asahi Investment Trust Management Co., Ltd., Sakura Investment Trust Management Co., Ltd., Nissei Investment Trust Management Co., Ltd., NCG Investment Trust Management Co., Ltd. and Nomura Investment Trust Management Co., Ltd., and acts as the Agent Company and engages in handling the sales and repurchase for Fidelity Funds International Fund.
     (3) The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D)  Capital Relationships
          100% of the shares of Putnam Investment Management, Inc. are held by Putnam Investments, Inc.
 (E) Interlocking Directors and Officers
          Names and functions of officers of the Fund who also are officers of the related companies are as follows:
                                 (as of the filing date)
     Name of                   Investment      Transfer Agent
     Officer                   Management      and
     or        Fund            Company         Shareholder
     Trustee                                   Service Agent
     George    Chairman and    Chairman and         None
     Putnam    Trustee         Director
     Charles   Executive Vice  Managing             None
     E. Porter President       Director
     Patricia  Senior Vice     Senior Vice          None
     C.        President       President
     Flaherty
     Lawrence  Trustee and     President and        None
     J. Lasser Vice President  CEO
     Gordon H. Vice President  Senior             Director
     Silver                    Managing
                               Director
     John R.   Vice President  Senior Vice          None
     Verani                    President
     Ian C.    Vice President  Senior               None
     Ferguson                  Managing
                               Director
IV.  FINANCIAL CONDITION OF THE FUND

1.   FINANCIAL STATEMENTS
     [Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]
     FINANCIAL HIGHLIGHTS
          The financial highlights table is intended to help investors understand the Fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's Financial Statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the Fund's financial statements are included in the Fund's annual report to shareholders, which is available upon request.


CLASS M
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                        YEAR ENDED JUNE 30
                        1998       1997        1996       1995 +
NET ASSET VALUE,          $18.85    $15.86     $13.90    $12.35
BEGINNING OF PERIOD

INVESTMENT OPERATIONS    .20 (c)    .19 (c)   .24 (c)      .09
NET INVESTMENT INCOME

NET REALIZED AND           5.89      4.03       2.12      1.62
UNREALIZED GAIN ON
INVESTMENTS

TOTAL FROM INVESTMENT      6.09      4.22       2.36      1.71
OPERATIONS

LESS DISTRIBUTIONS:       (.30)      (.17)       -          -
FROM NET INVESTMENT
INCOME

FROM NET REALIZED GAIN    (1.13)    (1.06)     (.40)      (.16)
ON INVESTMENTS

TOTAL DISTRIBUTIONS       (1.43)    (1.23)     (.40)      (.16)

NET ASSET VALUE, END OF   $23.51    $18.85     $15.86    $13.90
PERIOD

RATIOS AND SUPPLEMENTAL
DATA
TOTAL INVESTMENT RETURN   34.56      27.91     17.28     14.06 *
AT NET ASSET VALUE
(%)(A)

NET ASSETS, END OF       $42,614    $15,811    $4.047     $746
PERIOD
(IN THOUSANDS)

RATIO OF EXPENSES TO       1.82      1.95       2.02     1.08 *
AVERAGE NET ASSETS
(%)(B)

RATIO OF NET INVESTMENT    .99       1.10       1.59     1.61 *
INCOME (LOSS) TO
AVERAGE NET ASSETS (%)

PORTFOLIO TURNOVER RATE   48.86      55.45     38.85      44.33
(%)

+ For the period from the commencement of operations on December 1, 1994 through June 30, 1995.
 *   Not annualized.
(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts.
(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
The following financial documents are omitted here.

Statement of assets and liabilities  June 30, 1998
Statement of operations  Year ended June 30, 1998
Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period)
Notes to financial statements  June 30, 1998
Portfolio of investments owned  June 30, 1998

Statement of assets and liabilities  June 30, 1997
Statement of operations  Year ended June 30, 1997
Statement of changes in net assets
Financial highlights (For a share outstanding throughout the period)
Notes to financial statements  June 30, 1997

Report of independent accountants  For the fiscal year ended
June 30, 1998
Report of independent accountants  For the year ended June 30,
1997
2.   CONDITION OF THE FUND (unaudited)
      (a) Statement of Net Assets

                                      (As of the end of October 1998)
                                         $                Yen
                                                        (in thousands)
a. Total Assets                       1,648,314,845     192,028,679
b. Total Liabilities                     33,022,426       3,847,113
c. Total Net Assets                   1,615,292,419     188,181,567
d. Total Number of Shares  Class A.      38,463,033 Shares
   Oustanding              Class B.      33,074,358 Shares
                           Class M.       5,938,325 Shares
e. Net Asset Value         Class A.   21.10            Yen2,458.15
   per Share (c/d)         Class B.   20.54            Yen2,392.91
                           Class M.   20.93            Yen2,438.35

b. Names of Major Portfolio Equity Shares (Top 30 Equity Shares)
                                      (As of the end of October 1998)



                                                       U.S. Dollars
                                            Acquisition Cost   Current Value
                                              Quantity
                                              (Number)                                       Investment
                    Name of                      of     per           per                    Ratio
Name of Issue       Country     Business      Shares)  Share  Total  Share  Total            (%)
1. Novartis AG     Switzerla Pharmaceuticals     24,321 1,426.64 34,697,393 43,941,681   2.72
   ADR             nd
2. Nestle  S.A.    Switzerla Food and            18,489 1.612.61 29,815,552 39,428,597   2.44
                  nd        Beverages
3. Vivendi         France    Environmental      152,723 140.82 21,507,012 228.77 34,938,579   2.16
                            Control
4. Allied Irish    Ireland   Banks              2,359,336  8.53 20,123,938 14.45 34,098,053   2.11
   Banks PLC
5. UBS AG          Switzerla Insurance and      113,987 269.53 30,722,775 275.08 31,355,920   1.94
                  nd        Finance
6. Internationale  Netherlan Insurance and      629,764 47.32 29,802,161 48.46 30,516,009   1.89
   Nederlanden     ds        Finance
   Groep
7. CRH PLC         Ireland   Building and       2,076,892 11.17 23,193,072 14.66 30,445,419   1.88
                            Construction
8. Mannesmann AG   Germany   Business           300,520 62.36 18,741,143 98.53 29,608,777   1.83
                            Equipment &
                            Services
9. Akzo-Nobel Ord  Netherlan Chemicals          712,896 43.22 30,811,209 38.92 27,742,415   1.72
                  ds
10 Ahold           Netherlan Retail             784,016 30.11 23,609,959 33.29 26,097,445   1.62
 . Koninklijke     ds
11 Telefonica de   Spain     Telecommunication  544,157 42.12 22,922,198 45.22 24,606,043   1.52
 . Espana                   s
12 Philips         Netherlan Electonics and     454,124 61.91 28,114,234 53.28 24,195,929   1.50
 . Electronics     ds        Electrical
   N.V.                     Eqipment
13 Tomkins PLC     United    Conglomerates      5,218,339  4.92 25,651,182  4.63 24,153,656   1.50
 .                 Kingdom
14 Scottish Power  United    Utilities          2,452,515  6.95 17,051,100  9.84 24,140,399   1.49
 . PLC             Kingdom
15 Granada Group   United    Conglomerates      1,573,075 17.42 27,407,395 15.07 23,713,115   1.47
 . PLC             Kingdom
16 Allied Zurich   Switzerla Insurance and      1,930,174 12.13 23,403,727 11.95 23,070,129   1.43
 . AG (Non)        nd        Finance
17 Swisscom AG     Switzerla Telecommunication   65,900 252.90 16,666,171 339.87 22,397,705   1.39
 .                 nd        s
18 Banque          France    Banks              339,546 67.74 22,999,984 63.44 21,540,695   1.33
 . Nationale de
   Paris
19 British         United    Oil and Gas        1,458,059 14.06 20,505,025 14.68 21,405,735   1.33
 . Petroleum Co.   Kingdom
   PLC
20 Peninsular and  United    Transportation     2,021,827 12.73 25,735,012 10.43 21,085,673   1.31
 . Oriental Steam  Kingdom
   Navigation
21 Avis Europe     United    Automobile         4,775,177  2.21 10,535,701  4.37 20,863,417   1.29
 . PLC 144A ADR    Kingdom
22 Bass PLC        United    Food and           1,704,336 18.45 31,438,704 12.14 20,684,673   1.28
 .                 Kigdom    Beverages
23 Total S.A.      France    Oil and Gas        177,998 102.79 18,295,793 115.56 20,569,086   1.27
 . Class B
24 Telecom Italia  Italy     Telecommunication  2,824,250  7.59 21,426,032  7.24 20,449,323   1.27
 . SPA                      s
25 Elf Aquitaine   France    Oil and Gas        174,211 123.45 21,507,012 115.92 20,194,280   1.25
 .
26 Portugal        Portugal  Telecommunication  422,518 39.23 16,576,865 47.46 20,054,670   1.24
 . Telecom S.A.             s
27 British         United    Transportation     2,675,947 10.00 26,761,865  7.27 19,441,183   1.20
 . Airways PLC     Kingom
28 Oy Nokia AB     Finland   Telecommunication  213,327 47.70 10,175,842 91.13 19,440,003   1.20
 . Class A                  s
29 Cable &         United    Telecommunication  1,722,000 13.27 22,856,407 11.22 19,313,608   1.20
 . Wireless PLC    Kingdom   s
30 Ericsson Class  Sweden    Telecommunication  807,749 24.27 19,604,466 22.61 18,261,249   1.13
 . B                        s

V.   FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT COMPANY

     Deloitte & Touche LLP is responsible for this part.
     Japanese translation of fiscal 1998 and 1997 are attached to the Japanese version of the Annual Securities Report.

VI.  SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT
     TRUST SECURITIES

1.   Transfer of the Shares
          The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O. Box 41203, Providence, RI 02940-1203, U. S. A.
          The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.
          No fee is chargeable for the transfer of shares.
2.   The Closing Period of the Shareholders' Book
          No provision is made.
3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.
4.   No special privilege is granted to Shareholders.
     The acquisition of Shares by any person may be restricted.

VII. REFERENCE INFORMATION
          The following documents in relation to the Fund were
     filed with the Ministrer of Finance or the Director of
     Kanto Local Finance Bureau.
          June 15, 1998:      Securities Registration Statement
          June 22, 1998:      Amendment to Securities Registration Statement
          July 1, 1998:       Amendment to Securities Registration Statement



        AMENDMENT TO SECURITIES REGISTRATION STATEMENT



















                   PUTNAM EUROPE GROWTH FUND
                         AMENDMENT TO
               SECURITIES REGISTRATION STATEMENT


To:  Director of Kanto Local Finance Bureau

                                                       Filing
                              Date:     December 18, 1998


Name of the Registrant Trust:           PUTNAM EUROPE GROWTH FUND

Name of Trustees:             George Putnam
                              William F. Pounds
                              Jameson  A. Baxter
                              Hans H. Estin
                              John A. Hill
                              Ronald J. Jackson
                              Paul L. Joskow
                              Elizabeth T. Kennan
                              Lawrence J. Lasser
                              John H. Mullin, III

                              Donald S. Perkins
                              George Putnam, III
                              A.J.C. Smith
                              W. Thomas Stephens
                              W. Nicholas Thorndike

Address of Principal Office:            One Post Office Square
                                        Boston, Massachusetts 02109
                                        U. S. A.

Name and Title of Registration Agent:        Harume Nakano
                                             Attorney-at-Law


                                             (Seal)

                                             Ken Miura
                                             Attorney-at-Law
                                             Signature [Ken Miura]_____

                                             (Seal)

Address or Place of Business            Kasumigaseki Building,

                                        2-5,
                                        Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Name of Liaison Contact:                Harume Nakano
                                        Ken Miura
                                        Attorneys-at-Law

Place of Liaison Contact:               Hamada & Matsumoto
                                        Kasumigaseki Building, 25th Floor
                                        2-5,
                                        Kasumigaseki 3-chome
                                        Chiyoda-ku, Tokyo

Phone Number:                                03-3580-3377

                            - ii -



           Public Offering or Sale for Registration



Name of the Fund Making Public          PUTNAM EUROPE GROWTH FUND
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of            Up to 30 million Class M Shares.
Foreign Investment Fund Securities      Up to the total amount obtained by
to be Publicly Offered or Sold:         aggregating the net asset value
                                        per Class M Share in respect of
                                        30 million Class M Shares
                                        (The maximum amount expected to be
                                        sold is  627.9 million U.S.
                                        dollars (73.2 billion.)


Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=116.50, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on October 30, 1998.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M
     Share as of October 30, 1998 (U.S.$20.93) by 30 million
     Class M Shares for convenience.



      Places where a copy of this Amendment to Securities
                         Registration
         Statement is available for Public Inspection


                        Not applicable.


    (Total number of pages of this Amendment to Securities
                 Registration Statement is 4).



I.   REASON FOR FILING THIS AMENDMENT TO SECURITIES REGISTRATION
     STATEMENT:

     This statement purports to amend and update the relevant information of the Securities Registration Statement ("Original SRS") filed on June 15, 1998 due to the fact that the aforementioned Annual Securities Report was filed today.
     The exchange rates used in this statement to translate the amended amounts of foreign currencies are different from those used before these amendments, as the latest exchange rates are used in this statement.

II. CONTENTS OF THE AMENDMENTS (the page numbers refer to in the Original SRS)

Part II.  INFORMATION CONCERNING ISSUER (page 5 of the Original
     SRS)
     The following matters in the Original SRS are amende have the same contents as those provided in the following items of the aforementioned Annual Securities Report:

 Before amendment               After amendment
 [Original SRS]                 [Aforementioned Annual Securities
Report]

I.   DESCRIPTION OF THE FUND       I.   DESCRIPTION OF THE FUND
                                   (the aforementioned Japanese
                                   Annual Securities Report,
                                   from page 1 to page 31)

II.  OUTLINE OF THE FUND           II. OUTLINE OF THE FUND (Ditto,
                                   from page 32 to page 65)

III. OUTLINE OF THE OTHER          III. OUTLINE OF THE OTHER
     RELATED COMPANIES             RELATED COMPANIES (Ditto,
                                   from page 66 to page 67)

IV.  FINANCIAL CONDITIONS OF       IV.  FINANCIAL CONDITIONS OF
     THE FUND                           THE FUND
                                   (Ditto, from page 66 to page
                                   67)

V.   SUMMARY OF INFORMATION        VI.  SUMMARY OF INFORMATION
     CONCERNING FOREIGN            CONCERNING FOREIGN
     INVESTMENT FUND SECURITIES    INVESTMENT FUND SECURITIES
                                   (Ditto, page 74)

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=116.50, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on October 30, 1998.

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary.
     As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from July 1 to June 30 of the following year. However, the first fiscal year refers to a period from December 1, 1994
     (Incorporation of the Fund) to June 30, 1995.

VI.  MISCELLANEOUS
(1)  The following documents in relation to the Fund were filed with the Minister of Finance or the Director of Kanto Local
     Finance Bureau;
          June 15, 1998:      Securities Registration Statement
          June 22, 1998:      Amendment to Securities Registration Statement
          July 1, 1998:       Amendment to Securities Registration Statement
(2)  The ornamental design is used in cover page of the Japanese
     Prospectus.
(3)  The following must be set forth in the Prospectus.
     Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of Part I., Information on the securities, "I. Descriptions of the Fund", "III. Outline of Other Related Companies" and "IV.
     Financial Condition of the Fund" in Part II, Information on the Issuer, of the SRS.
(4)  Summarized Preliminary Prospectus will be used.
     Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below, as the document (Summarized
     Preliminary Prospectus) as set forth at Item 1.(1)(b), of
     Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.
        (a) The content of the summarized Preliminary Prospectus may be publicized by leaflets, pamphlets, direct mails
        (post cards and mails in envelopes) or at newspapers, magazines and other books.
        (b) The layout, quality of papers, printing colour, design etc. of the Summarized Preliminary Prospectus may vary depending on manner of usage. Photos and illustrations set forth in the attached may be used.
        (c) For information of the Fund's achievements, the changes of the net asset value per share and the fluctuation rates since the establishment of the Fund or for the latest 3 months, 6 months, one year, two years, three years or five years may be set out in the figures or graphs. Such information regarding the Fund's achievement may be converted into and presented in yen.

Part III. SPECIAL INFORMATION (Ditto, page 79)
     II. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY of the Original SRS is amended to have the same contents as those provided in V. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY of the aforementioned Annual Securities Report: